                                                        FREE WRITING PROSPECTUS
                                                     FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-131400

                                       GG7

                      Structural and Collateral Term Sheet
                          $3,327,238,000 (approximate)

                   GREENWICH CAPITAL COMMERCIAL FUNDING CORP.,
                                  AS DEPOSITOR

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-GG7

                   Greenwich Capital Financial Products, Inc.
                         Goldman Sachs Mortgage Company
                       Sponsors and Mortgage Loan Sellers

                           Midland Loan Services, Inc.
                                 Master Servicer

                               LNR Partners, Inc.
                                Special Servicer

                                  June 16, 2006

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

GOLDMAN, SACHS & CO.                                [RBS Greenwich Capital LOGO]

                          Co-Lead Bookrunning Managers

Bear, Stearns & Co. Inc.                                     Merrill Lynch & Co.
Morgan Stanley                                               Wachovia Securities

GCCFC 2006-GG7

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

                              OFFERED CERTIFICATES

                                                                                                           ASSUMED
                                               APPROX.     APPROX. % OF   WEIGHTED                          FINAL
                                               CREDIT      CUT-OFF DATE    AVERAGE                         PAYMENT   RATE
CLASS   S&P   MOODY'S   CERTIFICATE BALANCE   SUPPORT(1)      BALANCE      LIFE(2)   PRINCIPAL WINDOW(2)   DATE(2)   TYPE
-----   ---   -------   -------------------   ----------   ------------   --------   -------------------   -------   ----

 A-1    AAA     Aaa      $  100,000,000         30.000%        2.769%       3.31        08/06 - 12/10       12/10     (5)
 A-2    AAA     Aaa      $  261,799,000         30.000%        7.249%       4.78        12/10 - 11/11       11/11     (5)
 A-3    AAA     Aaa      $  106,076,000         30.000%        2.937%       6.87        09/12 - 07/13       07/13     (5)
 A-AB   AAA     Aaa      $  130,000,000         30.000%        3.599%       7.46        11/11 - 10/15       10/15     (5)
 A-4    AAA     Aaa      $1,930,284,000         30.000%       53.446%       9.67        10/15 - 06/16       06/16     (5)
 A-M    AAA     Aaa      $  361,165,000         20.000%       10.000%       9.91        06/16 - 06/16       06/16     (5)
 A-J    AAA     Aaa      $  261,845,000         12.750%        7.250%       9.92        06/16 - 07/16       07/16     (5)
  B     AA+     Aa1      $   27,088,000         12.000%        0.750%       9.99        07/16 - 07/16       07/16     (5)
  C     AA      Aa2      $   54,175,000         10.500%        1.500%       9.99        07/16 - 07/16       07/16     (5)
  D     AA-     Aa3      $   27,087,000          9.750%        0.750%       9.99        07/16 - 07/16       07/16     (5)
  E     A+      A1       $   22,573,000          9.125%        0.625%       9.99        07/16 - 07/16       07/16     (5)
  F      A      A2       $   45,146,000          7.875%        1.250%       9.99        07/16 - 07/16       07/16     (5)

                            NON-OFFERED CERTIFICATES

                                                                                                           ASSUMED
                                                     APPROX.     APPROX. % OF   WEIGHTED                    FINAL
                                                     CREDIT      CUT-OFF DATE    AVERAGE     PRINCIPAL     PAYMENT   RATE
   CLASS      S&P   MOODY'S   CERTIFICATE BALANCE   SUPPORT(1)      BALANCE      LIFE(2)      WINDOW(2)    DATE(2)   TYPE
----------   ----   -------   -------------------   ----------   ------------   --------   -------------   -------   ----

   G(3)       A-       A3        $   31,602,000       7.000%        0.875%        9.99     07/16 - 07/16    07/16     (5)
   H(3)      BBB+     Baa1       $   45,145,000       5.750%        1.250%        9.99     07/16 - 07/16    07/16     (5)
   J(3)       BBB     Baa2       $   40,632,000       4.625%        1.125%        9.99     07/16 - 07/16    07/16     (5)
   K(3)      BBB-     Baa3       $   36,116,000       3.625%        1.000%        9.99     07/16 - 07/16    07/16     (5)
   L(3)       BB+      Ba1       $   13,544,000       3.250%        0.375%        9.99     07/16 - 07/16    07/16     (5)
   M(3)       BB       Ba2       $   18,058,000       2.750%        0.500%        9.99     07/16 - 07/16    07/16     (5)
   N(3)       BB-      Ba3       $   18,058,000       2.250%        0.500%        9.99     07/16 - 07/16    07/16     (5)
   O(3)       B+       B1        $    4,515,000       2.125%        0.125%        9.99     07/16 - 07/16    07/16     (5)
   P(3)        B       B2        $   13,544,000       1.750%        0.375%        9.99     07/16 - 07/16    07/16     (5)
   Q(3)       B-       B3        $    9,029,000       1.500%        0.250%        9.99     07/16 - 07/16    07/16     (5)
   S(3)       NR       NR        $   54,175,137       0.000%        1.500%        9.99     07/16 - 07/16    07/16     (5)
XP(3, 4)      AAA      Aaa                              N/A           N/A          N/A          N/A           N/A     (4)
XC(3, 4)      AAA      Aaa       $3,611,656,137         N/A           N/A          N/A          N/A           N/A     (4)

----------
(1)  The credit support for the class A-1, class A-2, class A-3, class A-AB and class A-4 certificates is expressed in the aggregate.

(2)  As of the cut-off date, the weighted average life, principal window and assumed final payment date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "Yield and Maturity Considerations--Yield
     Considerations" in the prospectus supplement.

(3)  Not offered hereby. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(4)  The class XP and class XC certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XP and class
     XC certificates as described in the prospectus supplement. The interest rate applicable to each component of the class XP and class XC certificates for each payment date will be as specified in the prospectus supplement.

(5)  For any distribution date, the pass-through rates on the class A-1, class
     A-2, class A-3, class A-AB, class A-4, class A-M, class A-J, class B, class
     C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class O, class P, Class Q and class S certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause
     (ii) or (iv) the rate specified in clause (ii) less a specified percentage.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -2-

GCCFC 2006-GG7

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS(1)

                                                                            TOTAL POOL
                                                                          --------------

Initial mortgage pool balance..........................................   $3,611,656,138
Number of mortgage loans...............................................              134
Number of mortgaged properties.........................................              197
Percentage of investment grade shadow rated loans(2)...................              5.5%
Percentage of pari passu loans.........................................             14.8%
Weighted average underwritten debt-service-coverage ratio(3)(4)(5).....             1.36x
Maximum underwritten debt-service-coverage ratio(3)(4)(5)..............             2.78x
Minimum underwritten debt-service-coverage ratio(3)(4)(5)..............             1.07x
Weighted average cut-off date loan-to-value ratio(3)(4)(5).............             71.7%
Maximum cut-off date loan-to-value ratio(3)(4)(5)......................             86.1%
Minimum cut-off date loan-to-value ratio(3)(4)(5)......................             47.4%
Average cut-off date principal balance.................................   $   26,952,658
Maximum cut-off date principal balance.................................   $  284,400,000
Minimum cut-off date principal balance.................................   $    1,282,731
Weighted average mortgage interest rate(5).............................            5.954%
Maximum mortgage interest rate.........................................            7.965%
Minimum mortgage interest rate.........................................            4.940%
Percentage of initial pool balance of mortgage
   loans secured by mortgaged real properties occupied
   by a single tenant (certain of such single tenants
   may have one or more sub-tenants at such properties)................             17.6%

----------
(1)  Unless otherwise noted, the initial mortgage pool balance and all other financial and statistical information provided in this term sheet include the mortgage loans in the trust that are part of a split loan structure and secured by the Investcorp Retail Portfolio properties, the One New York
     Plaza property, the JP Morgan International Plaza I & II properties, the
     JQH Hotel Portfolio B2 properties, the Nemours Building property, the Towns of Riverside property, the Lackland Self Storage property and the Centra
     Portfolio properties (representing approximately 6.9%, 5.5%, 5.4%, 2.1%,
     1.6%, 0.8%, 0.3% and 0.3%, respectively, of the initial mortgage pool balance) but do not include the related pari passu mortgage loans or subordinate mortgage loans that are outside the trust. If any of the mortgage loans is secured by multiple properties, a portion of the principal balance of that mortgage has been allocated to each of those properties as set forth in Annex A to the prospectus supplement. All percentages of initial mortgage pool balances herein are based on allocated loan amounts with respect to mortgage loans secured by multiple properties.

(2)  One New York Plaza is an investment grade loan. Moody's and S&P have confirmed that this loan, in the context of its inclusion in the trust, has credit characteristics consistent with that of an obligation rated investment grade.

(3)  For the purpose of calculating underwritten debt-service-coverage ratios and loan-to-value ratios in this term sheet, the cut-off date principal balance for each mortgage loan in a split loan structure (x) includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of any pari passu mortgage loan that is outside the trust if those pari passu loans have been funded, and
     (y) excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure.

(4)  With respect to the following mortgage loans, these calculations exclude earnouts, escrows or performance guarantees in the following amounts: Water
     Tower Place ($1,496,000), Balmoral Centre ($1,225,000), Commerce Centre
     ($677,431) and Six Quebec ($345,000).

(5)  With respect to the mortgage loans secured by the Towns of Riverside property, the Alanza Brook Apartments property, the 1544 Old Alabama and
     900 Holcomb Road properties and The Moorings property, which have interest rates that step up during the term of the mortgage loan, information with respect to the interest rates on the mortgage loans (including without limitation for purposes of calculating the weighted average mortgage interest rates and debt service coverage ratios) is presented in this term sheet as if the mortgage loans pay at their highest rates throughout the life of such mortgage loans (5.475%, 5.475%, 7.965% and 5.520%, respectively).

                                 PROPERTY TYPES

                                       AGGREGATE CUT-OFF   % OF INITIAL
                      NUMBER OF         DATE PRINCIPAL       MORTGAGE                      WTD. AVG. CUT-OFF
PROPERTY TYPE   MORTGAGED PROPERTIES        BALANCE        POOL BALANCE   WTD. AVG. DSCR     DATE LTV RATIO
-------------   --------------------   -----------------   ------------   --------------   -----------------

Office                   62             $1,725,100,105         47.8%           1.39x             69.6%
Retail                   93              1,256,778,232         34.8            1.31              74.9
Hospitality              24                399,324,890         11.1            1.43              70.3
Multifamily              10                150,123,131          4.2            1.28              72.6
Industrial                5                 43,215,720          1.2            1.32              72.2
Self-Storage              2                 29,503,909          0.8            1.29              77.1
Other                     1                  7,610,152          0.2            1.31              74.2
                        ---             --------------        -----            ----              ----
                        197             $3,611,656,138        100.0%           1.36X             71.7%
                        ===             ==============        =====

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -3-

GCCFC 2006-GG7

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               PROPERTY LOCATIONS

                                  NUMBER OF                            % OF INITIAL                  WTD. AVG.
                                  MORTGAGED      AGGREGATE CUT-OFF     MORTGAGE POOL   WTD. AVG.   CUT-OFF DATE
PROPERTY LOCATION                PROPERTIES   DATE PRINCIPAL BALANCE      BALANCE         DSCR       LTV RATIO
------------------------------   ----------   ----------------------   -------------   ---------   ------------

Texas                                 39          $  640,603,903            17.7%        1.35x         74.8%
New York                               6             506,050,000            14.0         1.38          61.3
California                            23             464,453,592            12.9         1.32          72.8
New Jersey                             4             264,100,000             7.3         1.52          76.6
District of Columbia                   1             155,000,000             4.3         1.44          66.0
Florida                               12             140,421,901             3.9         1.46          69.7
Arizona                                8             125,990,000             3.5         1.23          72.7
Minnesota                              7             121,919,971             3.4         1.38          75.9
Puerto Rico                            1             120,000,000             3.3         1.42          79.5
Ohio                                   3             113,985,145             3.2         1.24          79.4
Other States (1)                      93             959,131,627            26.6         1.33          72.0
                                     ---          --------------           -----         ----          ----
                                     197          $3,611,656,138           100.0%        1.36X         71.7%
                                     ===          ==============           =====

----------
(1)  Includes 29 states.

                         CUT-OFF DATE PRINCIPAL BALANCES

RANGE OF CUT-OFF DATE               NUMBER OF     AGGREGATE CUT-OFF DATE        % OF INITIAL
BALANCES ($)                     MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
------------------------------   --------------   ----------------------   ---------------------

Less than 2,500,001                    9              $   16,838,285                 0.5%
2,500,001 - 5,000,000                 20                  78,716,160                 2.2
5,000,001 - 7,500,000                 14                  91,267,418                 2.5
7,500,001 - 10,000,000                16                 136,140,077                 3.8
10,000,001 - 15,000,000               16                 199,539,024                 5.5
15,000,001 - 20,000,000               14                 248,844,282                 6.9
20,000,001 - 25,000,000               12                 269,717,203                 7.5
25,000,001 - 50,000,000               17                 539,225,000                14.9
50,000,001 - 75,000,000                2                 112,900,000                 3.1
75,000,001 - 100,000,000               6                 509,808,510                14.1
100,000,001 - 150,000,000              2                 241,200,000                 6.7
150,000,001 - 200,000,000              5                 919,060,178                25.4
200,000,001 - 250,000,000              1                 248,400,000                 6.9
                                     ---              --------------               -----
                                     134              $3,611,656,138               100.0%
                                     ===              ==============               =====

----------
The average Cut-off Date principal balance is $26,952,658.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -4-

GCCFC 2006-GG7

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                 MORTGAGE RATES

                                    NUMBER OF     AGGREGATE CUT-OFF DATE        % OF INITIAL
  RANGE OF MORTGAGE RATES (%)    MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
------------------------------   --------------   ----------------------   ---------------------

Less than 5.249                        2              $  202,582,427                 5.6%
5.250 - 5.499                          6                 148,343,787                 4.1
5.500 - 5.749                         26               1,051,019,283                29.1
5.750 - 5.999                         32                 623,661,774                17.3
6.000 - 6.249                         30                 927,439,614                25.7
6.250 - 6.499                         19                 242,016,474                 6.7
6.500 - 6.749                          8                 155,956,129                 4.3
6.750 - 6.999                          2                  24,469,652                 0.7
7.000 - 7.249                          4                  45,966,997                 1.3
7.250 - 7.499                          3                 109,100,000                 3.0
7.500 - 7.749                          1                  58,600,000                 1.6
7.750 - 7.999                          1                  22,500,000                 0.6
                                     ---              --------------               -----
                                     134              $3,611,656,138               100.0%
                                     ===              ==============               =====

----------
The weighted average mortgage rate is 5.954%. With respect to the mortgage loans secured by the Towns of Riverside property, the Alanza Brook Apartments property, the 1544 Old Alabama and 900 Holcomb Road properties and The Moorings property, which have interest rates that step up during the term of the mortgage loan, information with respect to the interest rates on the mortgage loans
(including without limitation for purposes of calculating the weighted average mortgage interest rates and debt service coverage ratios) is presented in this term sheet as if the mortgage loans pay at their highest interest rates throughout the life of such mortgage loans (5.475%, 5.475%, 7.965% and 5.520%, respectively).

                          DEBT-SERVICE-COVERAGE RATIOS

                                    NUMBER OF     AGGREGATE CUT-OFF DATE        % OF INITIAL
        RANGE OF DSCRS           MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
------------------------------   --------------   ----------------------   ---------------------

Less than 1.10                         2              $  103,250,000                 2.9%
1.10 - 1.1999                         19                 417,635,788                11.6
1.20 - 1.2999                         46                 821,741,005                22.8
1.30 - 1.3999                         28                 775,166,828                21.5
1.40 - 1.4999                         18                 995,432,860                27.6
1.50 - 1.7499                         13                 438,421,113                12.1
1.75 - 1.9999                          4                  37,338,893                 1.0
2.00 - 2.4999                          3                  17,169,652                 0.5
2.75 - 2.9999                          1                   5,500,000                 0.2
                                     ---              --------------               -----
                                     134              $3,611,656,138               100.0%
                                     ===              ==============               =====

----------
The weighted average debt-service-coverage ratio is 1.36x. With respect to the mortgage loans secured by the Towns of Riverside property, the Alanza Brook
Apartments property, the 1544 Old Alabama and 900 Holcomb Road properties and
The Moorings property, which have interest rates that step up during the term of the mortgage loan, information with respect to the interest rates on the mortgage loans (including without limitation for purposes of calculating the weighted average mortgage interest rates and debt service coverage ratios) is presented in this term sheet as if the mortgage loans pay at their highest interest rates throughout the life of such mortgage loans (5.475%, 5.475%,
7.965% and 5.520%, respectively).

                        CUT-OFF DATE LOAN-TO-VALUE RATIOS

          RANGE OF                  NUMBER OF     AGGREGATE CUT-OFF DATE        % OF INITIAL
 CUT-OFF DATE LTV RATIOS (%)     MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
------------------------------   --------------   ----------------------   ---------------------

Less than 55.00                        6              $  281,219,652                 7.8%
55.01 - 60.00                          6                  54,456,101                 1.5
60.01 - 65.00                          9                 203,789,110                 5.6
65.01 - 70.00                         29                 744,904,195                20.6
70.01 - 75.00                         34                 700,635,972                19.4
75.01 - 80.00                         43               1,453,716,107                40.3
80.01 - 85.00                          4                 135,725,000                 3.8
85.01 - 90.00                          3                  37,210,000                 1.0
                                     ---              --------------               -----
                                     134              $3,611,656,138               100.0%
                                     ===              ==============               =====

----------
The weighted average cut-off date loan-to-value ratio is 71.7%.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -5-

GCCFC 2006-GG7

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               AMORTIZATION TYPES

                                                                 AGGREGATE CUT-OFF DATE        % OF INITIAL
         AMORTIZATION TYPE            NUMBER OF MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
-----------------------------------   ------------------------   ----------------------   ---------------------

Interest Only, Then Amortizing                    76                 $1,555,543,000                43.1%
Interest Only                                     21                  1,401,569,000                38.8
Amortizing                                        36                    627,544,138                17.4
Interest Only, Then Amortizing,
   Then Hyperamortizing                            1                     27,000,000                 0.7
                                                 ---                 --------------               -----
                                                 134                 $3,611,656,138               100.0%
                                                 ===                 ==============               =====

                           ORIGINAL TERMS TO MATURITY

             RANGE OF                                            AGGREGATE CUT-OFF DATE        % OF INITIAL
ORIGINAL TERMS TO MATURITY (MONTHS)   NUMBER OF MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
-----------------------------------   ------------------------   ----------------------   ---------------------

 0 - 60                                           10                 $  271,265,237                 7.5%
 61 - 96                                           5                    117,200,000                 3.2
109 - 122                                        119                  3,223,190,900                89.2
                                                 ---                 --------------               -----
                                                 134                 $3,611,656,138               100.0%
                                                 ===                 ==============               =====

----------
The weighted average original term to maturity is 114 months.

                           REMAINING TERMS TO MATURITY

        RANGE OF REMAINING                                       AGGREGATE CUT-OFF DATE        % OF INITIAL
    TERMS TO MATURITY (MONTHS)        NUMBER OF MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
-----------------------------------   ------------------------   ----------------------   ---------------------

 0 - 60                                           10                 $  271,265,237                 7.5%
 61 - 96                                           5                    117,200,000                 3.2
97 - 108                                           2                      6,216,035                 0.2
109 - 120                                        117                  3,216,974,865                89.1
                                                 ---                 --------------               -----
                                                 134                 $3,611,656,138               100.0%
                                                 ===                 ==============               =====

----------
The weighted average remaining term to maturity is 112 months.

                          ORIGINAL AMORTIZATION TERMS

         RANGE OF ORIGINAL                                       AGGREGATE CUT-OFF DATE        % OF INITIAL
    AMORTIZATION TERMS (MONTHS)       NUMBER OF MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
-----------------------------------   ------------------------   ----------------------   ---------------------

Interest Only                                     21                 $1,401,569,000                38.8%
151 - 240                                          2                      4,414,807                 0.1
241 - 360                                        109                  1,925,612,152                53.3
361 - 507                                          2                    280,060,178                 7.8
                                                 ---                 --------------               -----
                                                 134                 $3,611,656,138               100.0%
                                                 ===                 ==============               =====

----------
The weighted average original amortization term is 358 months.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -6-

GCCFC 2006-GG7

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                       REMAINING STATED AMORTIZATION TERMS

        RANGE OF REMAINING                                       AGGREGATE CUT-OFF DATE        % OF INITIAL
    AMORTIZATION TERMS (MONTHS)       NUMBER OF MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
-----------------------------------   ------------------------   ----------------------   ---------------------

Interest Only                                     21                 $1,401,569,000                38.8%
151 - 240                                          2                      4,414,807                 0.1
241 - 360                                        109                  1,925,612,152                53.3
361 - 507                                          2                    280,060,178                 7.8
                                                 ---                 --------------               ------
                                                 134                 $3,611,656,138               100.0%
                                                 ===                 ==============               ======

----------
The weighted average remaining amortization term is 357 months.

                                    LOCKBOXES

                                                                 AGGREGATE CUT-OFF DATE        % OF INITIAL
          LOCKBOX TYPE                NUMBER OF MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
-----------------------------------   ------------------------   ----------------------   ---------------------

Hard                                              52                 $2,624,580,118                72.7%
Soft                                               7                 $  227,803,909                 6.3%
Springing                                          1                 $   92,328,510                 2.6%

                                  ESCROW TYPES

                                                                 AGGREGATE CUT-OFF DATE        % OF INITIAL
          ESCROW TYPE(1)              NUMBER OF MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
-----------------------------------   ------------------------   ----------------------   ---------------------

TI/LC(2)                                          64                 $1,669,131,145                55.2%
Real Estate Tax                                  111                 $2,422,777,080                67.1%
Insurance                                        107                 $2,421,293,043                67.0%
Replacement Reserve                              101                 $2,132,727,258                59.1%

----------
(1)  Includes initial and ongoing reserves and escrows.

(2)  The statistical information for the TI/LC Reserve percentage of initial mortgage pool balance does not include mortgage loans secured by hospitality, multifamily, self-storage or other (parking) properties.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -7-

GCCFC 2006-GG7

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                          PREPAYMENT PROVISION SUMMARY

                                                                 AGGREGATE CUT-OFF DATE      % OF INITIAL
          PREPAYMENT TYPE             NUMBER OF MORTGAGE LOANS      PRINCIPAL BALANCE     MORTGAGE POOL BALANCE
-----------------------------------   ------------------------   ----------------------   ---------------------

Lockout/Defeasance                               115                 $3,278,118,665                90.8%
Lockout/Defeasance or Yield
   Maintenance                                     5                    159,375,374                 4.4
Lockout/Greater of Percentage or
   Yield Maintenance                              12                    141,822,098                 3.9
Greater of YM and Declining Fee                    2                     32,340,000                 0.9
                                                 ---                 --------------               -----
                                                 134                 $3,611,656,138               100.0%
                                                 ===                 ==============               =====

                        MORTGAGE POOL PREPAYMENT PROFILE

                               AGGREGATE
                               BEGINNING      % OF REMAINING      % OF REMAINING
                               PRINCIPAL       MORTGAGE POOL      MORTGAGE POOL    % OF REMAINING
              MONTHS SINCE      BALANCE      BALANCE -LOCKOUT/   BALANCE - YIELD    MORTGAGE POOL
    DATE      CUT-OFF DATE   (MILLIONS)(1)     DEFEASANCE(2)      MAINTENANCE(3)   BALANCE - OPEN   % TOTAL
-----------   ------------   -------------   -----------------   ---------------   --------------   -------

August 2006          1           $3,612            99.1%               0.9%              0.0%        100.0%
August 2007         13           $3,605            99.1%               0.9%              0.0%        100.0%
August 2008         25           $3,595            91.5%               8.5%              0.0%        100.0%
August 2009         37           $3,579            91.5%               8.5%              0.0%        100.0%
August 2010         49           $3,556            91.1%               7.9%              1.0%        100.0%
August 2011         61           $3,266            92.1%               7.6%              0.2%        100.0%
August 2012         73           $3,231            92.0%               7.7%              0.4%        100.0%
August 2013         85           $3,095            92.0%               8.0%              0.0%        100.0%
August 2014         97           $3,062            92.0%               8.0%              0.0%        100.0%
August 2015        109           $3,021            89.4%               8.0%              2.6%        100.0%
August 2016        121           $    0             0.0%               0.0%              0.0%          0.0%

----------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity and that all earnout amounts were released to the borrower. Otherwise calculated based on maturity assumptions to be set forth in the prospectus supplement.

(2)  Includes the mortgage loan secured by the Alpine Valley Center property, representing approximately 0.3% of the initial mortgage pool balance, which provides for a lockout period followed by a period where defeasance is allowed and in addition, in connection with a partial release of the mortgaged property, provides for partial defeasance or partial prepayment with the payment of a yield maintenance premium.

(3)  Includes (a) twelve mortgage loans that provide for prepayment with the payment of the greater of a specified percentage and a yield maintenance premium, (b) five mortgage loans that provide for defeasance or prepayment with the payment of the greater of a specified percentage and a yield maintenance premium, and (c) two mortgage loans that provide for prepayment with the payment of the greater of a fee that declines to zero over the life of the mortgage loan and a yield maintenance premium.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -8-

GCCFC 2006-GG7

TRANSACTION TERMS
--------------------------------------------------------------------------------

ISSUE TYPE....................   Sequential Pay REMIC

CUT-OFF DATE..................   All mortgage loan characteristics are based on
                                 balances as of the relevant cut-off date after
                                 application of all payments due on or before
                                 that date (whether or not received). The
                                 cut-off date for each mortgage loan that pays
                                 in July 2006 will be its payment date in July.
                                 The cut-off date for any other mortgage loan
                                 will be July 6, 2006. All percentages presented
                                 herein are approximate.

MORTGAGE POOL.................   The mortgage pool consists of 134 mortgage
                                 loans with an aggregate cut-off date balance of
                                 $3,611,656,138 subject to a variance of +/- 5%.
                                 The mortgage loans are secured by 197 mortgaged
                                 real properties located throughout 37 states,
                                 Washington, D.C. and Puerto Rico.

DEPOSITOR.....................   Greenwich Capital Commercial Funding Corp.

MORTGAGE LOAN SELLERS AND
   SPONSORS...................   Greenwich Capital Financial Products, Inc. and
                                 Goldman Sachs Mortgage Company

UNDERWRITERS..................   Goldman, Sachs & Co. and Greenwich Capital
                                 Markets, Inc. as Co-Lead Bookrunning Managers

                                 Bear, Stearns & Co. Inc., Merrill Lynch,
                                 Pierce, Fenner & Smith Incorporated, Morgan
                                 Stanley & Co. Incorporated and Wachovia Capital
                                 Markets, LLC, as Co-Managers

TRUSTEE.......................   LaSalle Bank National Association

MASTER SERVICER...............   Midland Loan Services, Inc.

SPECIAL SERVICER..............   LNR Partners, Inc.

RATING AGENCIES...............   Moody's Investors Service, Inc. and Standard
                                 and Poor's Ratings Services, a division of The
                                 McGraw-Hill Companies, Inc.

DENOMINATIONS.................   $25,000 minimum for the offered certificates.

CLOSING DATE..................   On or about July 12, 2006.

SETTLEMENT TERMS..............   Book-entry through DTC for all offered
                                 certificates.

DETERMINATION DATE............   The sixth day of each month, or if such sixth
                                 day is not a business day, the next succeeding
                                 business day.

PAYMENT DATE..................   The tenth day of each month, or if such tenth
                                 day is not a business day, the next succeeding
                                 business day, provided that the payment date
                                 will be at least four business days following
                                 the determination date.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -9-

GCCFC 2006-GG7

TRANSACTION TERMS
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS........   Each class of offered certificates will be
                                 entitled on each payment date to interest
                                 accrued at its pass-through rate for such
                                 payment date on the outstanding certificate
                                 balance of such class during the prior calendar
                                 month. Interest on the offered certificates
                                 will be calculated on the basis of twelve
                                 30-day months and a 360-day year. Generally,
                                 interest will be distributed concurrently on
                                 each payment date to the class A-1, class A-2,
                                 class A-3, class A-AB, class A-4, class XP and
                                 class XC certificates, pro rata. After the
                                 class A-1, class A-2, class A-3, class A-AB,
                                 class A-4, class XP and class XC are paid all
                                 amounts to which they are entitled, interest
                                 will be distributed, to the extent of available
                                 funds related to the entire mortgage pool, to
                                 the class A-M through class S certificates in
                                 sequential order of class designations.

PRINCIPAL DISTRIBUTIONS.......   Distributions of principal will be distributed
                                 on each payment date, to the extent of
                                 available funds, to the class A-AB certificates
                                 in reduction of their certificate balance to
                                 the planned certificate balance for such
                                 payment date, then to the class A-1, class A-2,
                                 class A-3, class A-AB and class A-4
                                 certificates, in that order, until the
                                 certificate balance of each class has been
                                 reduced to zero. After the class A-1, class
                                 A-2, class A-3, class A-AB and class A-4
                                 certificates are paid all principal amounts to
                                 which they are entitled, the remaining
                                 available funds for the entire mortgage pool
                                 will be distributed to the class A-M through
                                 class S certificates sequentially until the
                                 certificate balance of each class is reduced to
                                 zero. If, due to losses, the certificate
                                 balances of the class A-M through class S
                                 certificates are reduced to zero, payments of
                                 principal to the class A-1, class A-2, class
                                 A-3, class A-AB and class A-4 certificates will
                                 be made on a pro rata basis.

LOSSES........................   Realized losses and additional trust fund
                                 expenses, if any, will be allocated to the
                                 class S, class Q, class P, class O, class N,
                                 class M, class L, class K, class J, class H,
                                 class G, class F, class E, class D, class C,
                                 class B, class A-J and class A-M certificates,
                                 in that order, and then, pro rata, to the class
                                 A-1, class A-2, class A-3, class A-AB and class
                                 A-4 certificates.

PREPAYMENT PREMIUMS AND
   YIELD MAINTENANCE CHARGES..   Any prepayment premiums or yield maintenance
                                 charges collected will be distributed to
                                 certificateholders on the payment date
                                 following the collection period in which the
                                 prepayment occurred. On each payment date, the
                                 holders of any class of offered certificates
                                 and class G, class H, class J and class K
                                 certificates that is then entitled to principal
                                 distributions will be entitled to a portion of
                                 prepayment premiums or yield maintenance
                                 charges in an amount equal to the product of
                                 (a) the amount of the prepayment premiums or
                                 yield maintenance charges net of workout fees
                                 and liquidation fees payable from it,
                                 multiplied by (b) a fraction, the numerator of
                                 which is equal to the excess, if any, of the
                                 pass-through rate for that class of
                                 certificates over the relevant discount

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -10-

GCCFC 2006-GG7

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                 rate, and the denominator of which is equal to
                                 the excess, if any, of the mortgage interest
                                 rate of the prepaid mortgage loan over the
                                 relevant discount rate, multiplied by (c) a
                                 fraction, the numerator of which is equal to
                                 the amount of principal payable to that class
                                 of certificates on that payment date, and the
                                 denominator of which is the Total Principal
                                 Payment Amount for that payment date.

                                 The portion, if any, of the prepayment premiums
                                 or yield maintenance charges remaining after
                                 any payments described above will be
                                 distributed to the holders of the class XC
                                 certificates.

ADVANCES......................   The master servicer and, if it fails to do so,
                                 the trustee and, if it fails to do so, the
                                 fiscal agent, will be obligated to make P&I
                                 advances and servicing advances, including
                                 delinquent property taxes and insurance, but
                                 only to the extent that such advances are
                                 deemed recoverable and in the case of P&I
                                 advances, subject to appraisal reductions that
                                 may occur. For some of the mortgage loans that
                                 are part of a split loan structure, the master
                                 servicer or special servicer of another
                                 securitization may make servicing advances for
                                 the loans included in our trust.

APPRAISAL REDUCTIONS..........   An appraisal reduction generally will be
                                 created in the amount, if any, by which the
                                 principal balance of a required appraisal loan
                                 (plus other amounts overdue or advanced in
                                 connection with such loan) exceeds 90% of the
                                 appraised value of the related mortgaged
                                 property plus certain escrows and reserves
                                 (including letters of credit) held with respect
                                 to the mortgage loan. As a result of
                                 calculating an appraisal reduction amount for a
                                 given mortgage loan, the interest portion of
                                 any P&I advance for such loan will be reduced,
                                 which will have the effect of reducing the
                                 amount of interest available for distribution
                                 to the certificates in reverse alphabetical
                                 order of the classes. A required appraisal loan
                                 will cease to be a required appraisal loan when
                                 the related mortgage loan has been brought
                                 current for at least three consecutive months
                                 and no other circumstances exist which would
                                 cause such mortgage loan to be a required
                                 appraisal loan.

OPTIONAL TERMINATION..........   The depositor, master servicer, the special
                                 servicer and certain certificateholders will
                                 have the option to terminate the trust, in
                                 whole but not in part, and purchase the
                                 remaining assets of the trust on or after the
                                 payment date on which the stated principal
                                 balance of the mortgage loans then outstanding
                                 is less than 1.0% of the initial mortgage pool
                                 balance. Such purchase price will generally be
                                 at a price equal to the unpaid aggregate
                                 principal balance of the mortgage loans (or
                                 fair market value in the case of REO
                                 Properties), plus accrued and unpaid interest
                                 and certain other additional trust fund
                                 expenses, as described in the prospectus
                                 supplement. In addition, after the certificate
                                 balance of the class A-1 through class F
                                 certificates has been reduced to zero, the

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -11-

GCCFC 2006-GG7

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                 trust may also be terminated, if all of the
                                 remaining series 2006-GG7 certificates
                                 (excluding class R-I, class R-II and class V)
                                 are held by a single certificateholder. At that
                                 time, the single certificateholder may exchange
                                 all of the then outstanding series 2006-GG7
                                 certificates (excluding class R-I, class R-II
                                 and class V) for the mortgage loans remaining
                                 in the trust.

CONTROLLING CLASS.............   The holders of the most subordinate class of
                                 series 2006-GG7 certificates then outstanding,
                                 other than the class XP, class XC, class R-I,
                                 class R-II and class V certificates, that has a
                                 total principal balance that is not less than
                                 25% of that class's original total principal
                                 balance will be the controlling class;
                                 provided, however, with respect to certain
                                 issues related to the mortgage loans that are
                                 part of a split structure, the holder of the
                                 majority interest of the related subordinated
                                 or pari passu companion loan may have certain
                                 rights to direct the special servicer with
                                 respect to servicing matters or replace the
                                 special servicer, as described in the
                                 prospectus supplement.

TENANTS.......................   References in this term sheet to the rating of
                                 a tenant may refer to the rating of a parent of
                                 the actual tenant and the rated entity may not
                                 be a party to that lease or guarantee the
                                 lease.

ERISA.........................   The offered certificates are expected to be
                                 ERISA eligible.

SMMEA.........................   The class A-1, class A-2, class A-3, class
                                 A-AB, class A-4, class A-M, class A-J, class B,
                                 class C and class D certificates are expected
                                 to be "mortgage-related securities" for the
                                 purposes of SMMEA so long as they remain rated
                                 in one of the two highest rating categories by
                                 a nationally recognized statistical rating
                                 organization.

None of the offered certificates or the mortgage loans included in the trust are insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of Scotland plc, the depositor, the underwriters, the sponsors, the mortgage loan sellers, the master servicer, the special servicer, or any other party.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -12-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

                           TEN LARGEST MORTGAGE LOANS

                                                                 % OF
                                                  CUT-OFF       INITIAL                                                    CUT-OFF
                                  MORTGAGED        DATE        MORTGAGE                                 LOAN                DATE
                                    REAL         PRINCIPAL       POOL     PROPERTY   PROPERTY SIZE   BALANCE PER             LTV
LOAN NAME                        PROPERTIES       BALANCE       BALANCE     TYPE          (SF)         SF/ROOM     DSCR     RATIO
------------------------------   ----------   --------------   --------   --------   -------------   -----------   -----   ------

Investcorp Retail Portfolio          29       $  248,400,000      6.9%     Retail      2,798,308       $111.57     1.45x   76.9%
One New York Plaza                    1          200,000,000      5.5      Office      2,416,887       $165.50     1.39x   50.0%
JP Morgan International
   Plaza I & II                       1          194,060,178      5.4      Office        756,851       $256.40     1.33x   72.4%
55 Corporate Drive                    1          190,000,000      5.3      Office        669,704       $283.71     1.57x   76.0%
350 Madison Avenue                    1          180,000,000      5.0      Office        383,927       $468.84     1.40x   69.2%
Portals I                             1          155,000,000      4.3      Office        475,975       $325.65     1.44x   66.0%
Pacific Center                        1          121,200,000      3.4      Office        438,960       $276.11     1.22x   78.2%
Montehiedra Town Center               1          120,000,000      3.3      Retail        540,490       $222.02     1.42x   79.5%
The Strip                             1           92,328,510      2.6      Retail        782,611       $117.97     1.18x   79.4%
Johnson Medical Office
   Portfolio                         13           91,730,000      2.5      Office        787,586       $116.47     1.69x   64.2%
                                    ---       --------------     ----                                              ----    ----
                                     50       $1,592,718,688     44.1%                                             1.41X   70.6%
                                    ===       ==============     ====

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -13-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - INVESTCORP RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -14-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - INVESTCORP RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -15

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - INVESTCORP RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           29
Location (City/State)                                             Various, Texas
Property Type                                                             Retail
Size (sf)                                                              2,798,308
Percentage Leased as of February 1, 2006                                   92.8%
Year Built                                                               Various
Appraisal Value                                                     $406,100,000
Underwritten Occupancy                                                     92.6%
Underwritten Revenues                                                $40,358,146
Underwritten Total Expenses                                          $12,174,094
Underwritten Net Operating Income (NOI)                              $28,184,052
Underwritten Net Cash Flow (NCF)                                     $26,368,518

                            MORTGAGE LOAN INFORMATION

Originator                                                                 GSCMC
Cut-off Date Principal Balance                                      $248,400,000
Cut-off Date Principal Balance PSF/Unit                                  $111.57
Percentage of Initial Mortgage Pool Balance                                 6.9%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.734%
Original Term to Maturity (Months)                                           119
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio(1)                                                  76.9%
LTV Ratio at Maturity(1)                                                   75.6%
Underwritten DSCR on NOI(1)                                                1.55x
Underwritten DSCR on NCF(1)                                                1.45x

(1)  The Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten DSCR on NOI
     and Underwritten DSCR on NCF are calculated based on the Investcorp Retail
     Portfolio Whole Loan. The annual debt service on the Investcorp Retail
     Portfolio Companion Loan is calculated using a LIBOR assumption of 5.18%.

o    THE LOAN. The mortgage loan (the "INVESTCORP RETAIL PORTFOLIO LOAN") is evidenced by a single fixed rate note and is secured by six first mortgages encumbering 29 retail properties located in Texas (the "INVESTCORP RETAIL
     PORTFOLIO PROPERTIES"). The Investcorp Retail Portfolio Loan was originated on April 25, 2006 by Goldman Sachs Commercial Mortgage Capital, L.P. and
     was subsequently purchased by Goldman Sachs Mortgage Company. The
     Investcorp Retail Portfolio Loan represents approximately 6.9% of the initial mortgage pool balance, had an original principal balance of
     $248,400,000, has an outstanding principal balance as of the cut-off date of $248,400,000 and has an interest rate of 5.734%. The fixed rate note evidencing the Investcorp Retail Portfolio Loan is divided into two components, a senior fixed rate component, having an initial principal balance of $125,400,000 (the "SENIOR INVESTCORP FIXED RATE COMPONENT"), and
     a subordinate fixed rate component, having an initial principal balance of
     $123,000,000 (the "SUBORDINATE INVESTCORP FIXED RATE COMPONENT"). The
     Senior Investcorp Fixed Rate Component is pari passu with the Investcorp
     Retail Portfolio Companion Loan. The proceeds from the Investcorp Retail
     Portfolio Loan, together with the Investcorp Retail Portfolio Companion
     Loan, were used to finance the acquisition of the Investcorp Retail
     Portfolio Properties.

     The Investcorp Retail Portfolio Loan is the fixed rate portion of a whole mortgage loan with an original principal amount of $312,200,000 (the
     "INVESTCORP RETAIL PORTFOLIO WHOLE LOAN"). The companion loan to the
     Investcorp Retail Portfolio Loan is a floating rate loan evidenced by a separate floating rate note with an interest rate of LIBOR + 0.60% per annum and an outstanding principal balance as of the cut-off date of
     $63,800,000 (the "INVESTCORP RETAIL PORTFOLIO COMPANION LOAN"). The
     maturity date of the Investcorp Retail Portfolio Companion Loan is initially the payment date in April 2008 subject to three one-year extension options. The Investcorp Retail Portfolio Companion Loan will not be an asset of the trust. The Investcorp Retail Portfolio Loan and the
     Investcorp Retail Portfolio Companion Loan (collectively, the "INVESTCORP
     RETAIL PORTFOLIO LOAN GROUP") are governed by an intercreditor agreement, as described in the prospectus supplement under "Description of the
     Mortgage Pool-Split Loan Structure" and will be serviced pursuant to the terms of the 2006-GG7 pooling and servicing agreement.

     Amounts received in respect of interest on the Investcorp Retail Portfolio
     Whole Loan during an event of default will be applied first to the Senior
     Investcorp Fixed Rate Component and the Investcorp Retail Portfolio
     Companion Loan, pro-rata and on a pari passu basis in proportion to the respective amounts of interest then due and payable, and second to the
     Subordinate Investcorp Fixed Rate Component. Amounts received in respect of principal on the Investcorp Retail Portfolio Whole Loan during an event of default, the net proceeds of the

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -16-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - INVESTCORP RETAIL PORTFOLIO
--------------------------------------------------------------------------------

     collateral securing the Investcorp Retail Portfolio Whole Loan, the net proceeds of casualty and title insurance policies and awards from condemnation will be applied first to the reduction of the principal balance of the Senior Investcorp Fixed Rate Component and the principal balance of the Investcorp Retail Portfolio Companion Loan, pro-rata and on a pari passu basis in proportion to their respective then outstanding principal balances, and then to the reduction of the principal balance of the Subordinate Investcorp Fixed Rate Component. Losses on the Investcorp
     Retail Portfolio Whole Loan shall be allocated initially to the Subordinate
     Investcorp Fixed Rate Component. Any loss in excess of the Subordinate
     Investcorp Fixed Rate Component balance, which is initially $123,000,000, shall be allocated to the Senior Investcorp Fixed Rate Component and the
     Investcorp Retail Portfolio Companion Loan pro-rata based on the then outstanding balances on the Senior Investcorp Fixed Rate Component and the
     Investcorp Retail Portfolio Companion Loan.

                ---------------------------------------------------
                                        |     Investcorp Retail
                Senior Investcorp Fixed |    Portfolio Companion
                    Rate Component      | Loan (floating rate note)
                     $125,400,000       |        $63,800,000
                     Rate = 5.734%      |    Rate = LIBOR + .60%
                                        |
                ---------------------------------------------------

                   Subordinate Investcorp Fixed Rate Component
                                  $123,000,000
                                  Rate = 5.734%

                ---------------------------------------------------

     The Investcorp Retail Portfolio Loan has an initial term of 119 months and has a remaining term of 117 months. The scheduled maturity date is the payment date in April 2016. Voluntary prepayment of the Investcorp Retail
     Portfolio Loan is prohibited until the payment date in January 2016.
     Defeasance and release of one or more of the Investcorp Retail Portfolio
     Properties are permitted with respect to the Investcorp Retail Portfolio
     Loan as described under "Defeasance and Release of Properties" below.

o    THE PROPERTIES. The Investcorp Retail Portfolio Properties consist of 29 retail properties. The Investcorp Retail Portfolio Properties are located in the three largest metropolitan areas in Texas, with 15 shopping centers located in Houston (approximately 1,575,241 sf), 11 shopping centers in
     Dallas (approximately 859,533 sf) and 3 shopping centers in San Antonio
     (approximately 363,534 sf).

     Westgate Marketplace is an approximately 300,707 sf grocery-anchored retail property. The Westgate Marketplace Property is located within the northeast quadrant of Interstate 10 and Fry Road and lies within the Southwest submarket of Houston. Built in 2000, the property is approximately 97.9%
     occupied with 25 tenants including Kohl's, HEB Grocery, and Oshman's
     Sporting Goods. According to the appraisal, the Westgate Marketplace
     Property's five-mile trade area has an average household income of approximately $86,900 and a population of approximately 138,845.

     Market at First Colony is an approximately 107,301 sf grocery, shadow-anchored retail property. The Market at First Colony Property is located at the northeast corner of Williams Trace Boulevard and State
     Highway 6 South. Built in 1988, the property is approximately 96.5%
     occupied with 34 tenants including Kroger, T.J.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -17-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - INVESTCORP RETAIL PORTFOLIO
--------------------------------------------------------------------------------

     Maxx and Sprint. According to the appraisal, the Market at First Colony
     Property's five-mile trade area has an average household income of approximately $99,445 and a population of approximately 179,676.

     Village at Blanco is an approximately 108,325 sf grocery-anchored retail property. The Village at Blanco Property is located on the south side feeder road of Loop 1604 at Blanco Road, approximately two miles west of
     McAllister Freeway, in the North Central sector of San Antonio, Texas.
     Built in 2000, the property is approximately 100.0% occupied with 16 tenants including HEB Grocery, Hollywood Video and Sprint PCS. According to
     the appraisal, the Village at Blanco Property's five-mile trade area has an average household income of approximately $94,428 and a population of approximately 149,233.

     The following table presents certain information relating to the Investcorp
     Retail Portfolio Properties:

                                                           WHOLE LOAN
                                                            ALLOCATED
                                          ALLOCATED LOAN      LOAN      YEAR    SQUARE
      PROPERTY NAME            CITY           AMOUNT         AMOUNT     BUILT     FEET    OCCUPANCY        ANCHOR(S)
-------------------------  -------------  --------------  ------------  -----  ---------  ---------  ---------------------

Westgate Marketplace       Houston         $ 32,276,644   $ 40,566,700   2000    300,707     97.9%   HEB Grocery, Office
                                                                                                     Max, Kohl's
Market At First Colony     Sugar Land        16,107,570     20,244,700   1988    107,301     96.5%   Kroger, T.J. Maxx
Village At Blanco          San Antonio       15,538,049     19,528,900   2000    108,325    100.0%   HEB Grocery
Copperfield Crossing       Houston           14,263,268     17,926,700   1987    133,985     97.1%
Mason Park                 Katy              12,603,237     15,840,300   1985    160,047     96.9%   Kroger
Bandera Festival           San Antonio       11,896,228     14,951,700   1989    195,438     93.6%   Beall's
Grogan's Mill(1)           Spring            11,681,086     14,681,300   1986    118,517     95.2%   Randall's (Subleased)
Creekside Plaza Shopping
   Center                  Arlington         10,543,713     13,251,800   1996    103,464    100.0%   Kroger
Southlake Village          Southlake         10,521,116     13,223,400   1996    118,092     87.1%   Kroger
Townsend Square            DeSoto             8,730,043     10,972,300   1985    144,234     84.5%   Beall's
Highland Square            Sugar Land         8,545,612     10,740,500   1982     64,171     99.7%
Forestwood                 Spring             8,361,182     10,508,700   1993     88,760     93.4%   Kroger
Steeplechase               Houston            8,299,679     10,431,400   1985    105,152     89.0%   Randall's
Spring Shadows             Houston            7,992,322     10,045,100   1998    106,995     94.9%   HEB Grocery
Mission Bend(2)            Houston            7,316,024      9,195,100   1979    131,575     78.3%   Randall's (Dark)
Sterling Plaza             Irving             6,824,157      8,576,900   1968     65,765     94.1%
Parkwood                   Plano              6,721,519      8,447,900   1985     81,590     76.1%
Village By The Park        Arlington          6,060,578      7,617,200   1989     44,523    100.0%
Barker Cypress             Houston            6,041,244      7,592,900   1999     66,945     85.0%   HEB Grocery
Benchmark Crossing         Houston            5,963,430      7,495,100   1986     58,384    100.0%   Bally's Total Fitness
DeSoto Shopping Center     DeSoto             5,594,649      7,031,600   1996     69,090    100.0%   Randall's
Beechcrest(3)              Houston            5,348,716      6,722,500   1981     90,647    100.0%   Walgreens (Dark),
                                                                                                     Randall's (Dark)
Richwood                   Richardson         4,918,352      6,181,600   1985     54,871     90.4%
Colony Plaza               Missouri City      3,811,691      4,790,700   1997     26,513    100.0%
Melbourne Plaza            Hurst              3,750,267      4,713,500   1983     47,517     90.0%
Minyard's                  Dallas             3,073,970      3,863,500   1970     65,295    100.0%   Minyards
Green Oaks                 Arlington          2,889,540      3,631,700   1983     65,092     60.0%
Kroger's Bissonnet         Houston            1,541,003      1,936,800   1999     15,542     57.7%
Wurzbach                   San Antonio        1,185,111      1,489,500   1979     59,771    100.0%
                                           ------------   ------------         ---------    -----
TOTAL / AVERAGE PORTFOLIO                  $248,400,000   $312,200,000         2,798,308     92.8%
                                           ============   ============         =========    =====

(1)  Randall's at Grogan's Mill is currently subleasing their space to various tenants.

(2)  Randall's at Mission Bend is currently dark, but still paying rent and is secured by the credit of Safeway (BBB / Baa2 / BBB-), its parent company.

(3)  Walgreens and Randall's at Beechcrest are currently dark, but both are still paying rent.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -18-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - INVESTCORP RETAIL PORTFOLIO
--------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Investcorp Retail Portfolio Properties:

         TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                          % OF
                                                                                          TOTAL      ANNUALIZED
                                    CREDIT RATING                        ANNUALIZED    ANNUALIZED   UNDERWRITTEN
                                  (FITCH / MOODY'S /    TENANT    % OF  UNDERWRITTEN  UNDERWRITTEN    BASE RENT   SALES     LEASE
         TENANT NAME                   S&P) (1)          NRSF     NRSF    BASE RENT     BASE RENT    (PER NRSF)   PSF(2)  EXPIRATION
--------------------------------  ------------------  ---------  -----  ------------  ------------  ------------  ------  ----------

HEB Grocery
   Village at Blanco                 NR / NR / NR        74,627    2.7%  $  955,226       3.2%        $12.80      $872      4/1/2015
   Barker Cypress                                        41,320    1.5      443,777       1.5         $10.74      $441     1/31/2014
   Spring Shadows                                        65,161    2.3      394,876       1.3         $ 6.06      $431     4/30/2023
   Westgate Marketplace                                  77,507    2.8      981,511       3.3         $12.66      $552     12/1/2015
                                                      ---------  -----   ----------     -----         ------
   HEB TOTAL/AVERAGE                                    258,615    9.2%  $2,775,389       9.2%        $10.73

Randall's(3)
   DeSoto Shopping Center          BBB / Baa2 / BBB-     58,960    2.1%  $  495,680       1.6%        $ 8.41      $255    11/15/2021
   Beechcrest(3)                                         40,345    1.4      267,084       0.9         $ 6.62               6/24/2016
   Grogan's Mill                                         56,558    2.0      424,185       1.4         $ 7.50               6/24/2016
   Mission Bend(3)                                       46,112    1.6      289,122       1.0         $ 6.27               6/1/2016
   Steeplechase                                          56,208    2.0      451,350       1.5         $ 8.03               6/1/2016
                                                      ---------  -----   ----------     -----         ------
   RANDALL'S TOTAL/AVERAGE                              258,183    9.2%  $1,927,421       6.4%        $ 7.47

Kroger
   Creekside Plaza                 BBB / Baa2 / BBB-     60,932    2.2%  $  511,219       1.7%        $ 8.39      $322     11/1/2021
   Southlake Village                                     60,932    2.2      495,986       1.6         $ 8.14      $283    10/31/2021
   Forestwood                                            59,334    2.1      542,906       1.8         $ 9.15      $404     7/31/2013
                                                      ---------  -----   ----------     -----         ------
   KROGER TOTAL/AVERAGE                                 181,198    6.5%  $1,550,112       5.1%        $ 8.55

Blockbuster
   DeSoto Shopping Center            NR / NR / NR         5,180    0.2%  $   86,402       0.3%        $16.68               2/28/2011
   Richwood                                               6,000    0.2      111,000       0.4         $18.50               3/1/2009
   Southlake Village                                      6,050    0.2      111,986       0.4         $18.51               1/1/2007
   Bandera Festival                                       6,000    0.2       88,200       0.3         $14.70               7/31/2007
   Forestwood                                             2,940    0.1       52,567       0.2         $17.88               9/1/2009
   Grogan's Mill                                          5,415    0.2       81,225       0.3         $15.00               4/1/2012
                                                      ---------  -----   ----------     -----         ------
   BLOCKBUSTER TOTAL/AVERAGE                             31,585    1.1%  $  531,380       1.8%        $16.82

PetCo
   Village by the Park               NR / NR / NR         9,263    0.3%  $  164,418       0.5%        $17.75               8/31/2008
   Grogan's Mill                                         13,286    0.5      198,493       0.7         $14.94      $149     4/30/2007
   Mason Park                                            13,973    0.5      104,378       0.3         $ 7.47               1/1/2010
                                                      ---------  -----   ----------     -----         ------
   PETCO TOTAL/AVERAGE                                   36,522    1.3%  $  467,289       1.6%        $12.79

24-Hour Fitness
   Copperfield Crossing               NR / NR / B        31,000    1.1%  $  423,460       1.4%        $13.66              10/15/2019

Oshman's Sporting Goods
   Westgate Marketplace              NR / NR / NR        40,151    1.4%  $  421,586       1.4%        $10.50               1/1/2013

Hollywood Video
   Creekside Plaza                   NR / NR / NR         7,500    0.3%  $  142,800       0.5%        $19.04              11/22/2007
   Parkwood                                               8,000    0.3      150,000       0.5         $18.75               12/1/2007
   Village at Blanco                                      5,600    0.2      123,200       0.4         $22.00               1/1/2010
                                                      ---------  -----   ----------     -----         ------
   HOLLYWOOD VIDEO TOTAL/AVERAGE                         21,100    0.8%  $  416,000       1.4%        $19.72

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -19-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - INVESTCORP RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          % OF
                                                                                          TOTAL      ANNUALIZED
                                    CREDIT RATING                        ANNUALIZED    ANNUALIZED   UNDERWRITTEN
                                  (FITCH / MOODY'S /    TENANT    % OF  UNDERWRITTEN  UNDERWRITTEN    BASE RENT   SALES     LEASE
         TENANT NAME                   S&P) (1)          NRSF     NRSF    BASE RENT     BASE RENT    (PER NRSF)   PSF(2)  EXPIRATION
--------------------------------  ------------------  ---------  -----  ------------  ------------  ------------  ------  ----------

Beall's
   Townsend Square                   NR / NR / NR        30,090    1.1%  $  218,153        0.7%        $ 7.25      $111    1/31/2012
   Bandera Festival                                      30,000    1.1      180,000        0.6         $ 6.00      $ 54    1/31/2013
                                                      ---------  -----   -----------     -----         ------
   BEALL'S TOTAL/AVERAGE                                 60,090    2.1%  $  398,153        1.3%        $ 6.63

Kohl's
   Westgate Marketplace              A / A3 / BBB+       88,242    3.2%      395,324       1.3%        $ 4.48              1/1/2023
                                                      ---------  -----   -----------     -----         ------
TEN LARGEST TENANTS                                   1,006,686   36.0%  $ 9,306,114      30.9%        $ 9.24
Remaining Tenants                                     1,589,357   56.8    20,834,545      69.1         $13.11
Vacant                                                  202,265    7.2             0       0.0         $ 0.00
                                                      ---------  -----   -----------     -----         ------
TOTAL/WTD. AVG. ALL TENANTS                           2,798,308  100.0%  $30,140,659     100.0%        $11.61
                                                      =========  =====   ===========     =====         ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  All Sales PSF figures represent year end 2005 figures, except for HEB
     Grocery, whose sales figures are as of year end 2004.

(3)  Randall's at Grogan's Mill is currently subleasing their space. Randall's spaces at Mission Bend and Beechcrest, representing one lease expiring on
     6/1/2016 (46,112 sf) and one lease expiring on 6/24/2016 (40,345 sf)
     respectively, are dark; however, both tenants are currently paying rent and the Randall's at Mission Bend is secured by the credit of Safeway (BBB /
     Baa2 / BBB-), its parent company.

The following table presents certain information relating to the lease rollover schedule at the Investcorp Retail Portfolio Properties:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                             % OF TOTAL
                                                              ANNUALIZED     ANNUALIZED        ANNUALIZED
   YEAR ENDING       EXPIRING   % OF TOTAL    CUMULATIVE     UNDERWRITTEN   UNDERWRITTEN   UNDERWRITTEN BASE
   DECEMBER 31,       NRSF         NRSF      OF TOTAL NRSF    BASE RENT       BASE RENT     RENT (PER NRSF)
-----------------   ---------   ----------   -------------   ------------   ------------   -----------------

2006                  195,360       7.0%           7.0%       $ 2,820,360        9.4%           $14.44
2007                  321,499      11.5           18.5%         4,759,797       15.8            $14.81
2008                  321,887      11.5           30.0%         4,494,835       14.9            $13.96
2009                  247,277       8.8           38.8%         3,291,767       10.9            $13.31
2010                  205,711       7.4           46.2%         2,165,751        7.2            $10.53
2011                  117,682       4.2           50.4%         1,669,654        5.5            $14.19
2012                   90,688       3.2           53.6%         1,173,379        3.9            $12.94
2013                  149,797       5.4           59.0%         1,582,411        5.3            $10.56
2014                   54,160       1.9           60.9%           675,744        2.2            $12.48
2015                  198,355       7.1           68.0%         2,176,535        7.2            $10.97
2016 & Thereafter     693,628      24.8           92.8%         5,330,425       17.7            $ 7.68
Vacant                202,265       7.2          100.0%                 0        0.0            $ 0.00
                    ---------     -----                       -----------      -----            ------
TOTAL/WTD. AVG.     2,798,308     100.0%                      $30,140,659      100.0%           $11.61
                    =========     =====                       ===========      =====            ======

(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrowers are EQYInvest Beechcrest Owner, Ltd., LLP,
     EQYInvest Grogans Owner, Ltd., LLP, EQYInvest Green Oaks Owner, Ltd., LLP,
     EQYInvest First Colony Owner, Ltd., LLP, EQYInvest Forestwood Owner, Ltd.,
     LLP, EQYInvest Owner I, Ltd., LLP, EQYInvest Owner II, Ltd., LLP and
     EQYInvest Townsend Owner, Ltd., LLP, each a single-purpose, single-asset entity. Legal counsel to the borrowers has delivered a non-consolidation opinion in connection with the origination of the Investcorp Retail
     Portfolio Loan. Investcorp Properties Limited and EQY Texas Capital II LLC
     are the guarantors of the non-recourse carve-outs of the Investcorp Retail
     Portfolio Loan.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -20-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - INVESTCORP RETAIL PORTFOLIO
--------------------------------------------------------------------------------

o    ESCROWS. At origination, the borrowers deposited $2,100,000 into a reserve account for tenant improvements and leasing commissions and $471,557 into a reserve account for unfunded obligations at the properties. In addition, the borrowers also deposited $500,000 into a reserve account in respect of environmental remediation costs at the Market at First Colony, Forestwood and Townsend Square Properties (the "INVESTCORP RETAIL PORTFOLIO DCRP
     PROPERTIES" each an "INVESTCORP RETAIL PORTFOLIO DCRP PROPERTY"). The loan documents provide for monthly escrows of capital expenditures, real estate taxes and insurance during the occurrence of an Investcorp Retail Portfolio
     Trigger Period. An "INVESTCORP RETAIL PORTFOLIO TRIGGER PERIOD" means the period commencing as of the first business day after the end of any fiscal quarter in which the net operating income of the Investcorp Retail
     Portfolio Properties (excluding any properties which have been released during such period) for the prior twelve-month period is less than 85% of the net operating income at origination ($28,724,060) and terminating as of the last day of the first subsequent occurrence of two consecutive fiscal quarters in which the net operating income of the Investcorp Retail
     Portfolio Properties (in each case, excluding any properties which have been released during such period) for the prior twelve-month period is greater than 85% of the net operating income at origination.

o    LOCKBOX AND CASH MANAGEMENT. The Investcorp Retail Portfolio Loan requires a hard lockbox, which is already in place. The loan documents require that all cash revenues and other monies received by the borrowers or the property manager (other than tenant security deposits required to be held in escrow accounts) be deposited into the cash management account under the control of the lender within one business day after receipt and that the borrowers instruct all tenants to send rents directly to the cash management account. Provided no event of default, Investcorp Retail
     Portfolio Trigger Period or Investcorp Retail Portfolio Environmental
     Reserve Cash Trap Period is continuing, all funds in the cash management account in excess of the monthly debt service, any reserves required under the loan documents and all other amounts then due to the lender will be remitted to an account specified by the borrowers. An "INVESTCORP RETAIL
     PORTFOLIO ENVIRONMENTAL RESERVE CASH TRAP PERIOD" means the period, if any, from (x) the first business day after the six-month anniversary of origination, if more than one of the Investcorp Retail Portfolio DCRP
     Properties has failed to satisfy the Investcorp Retail Portfolio DCRP
     Requirement, until (y) the date which is the earlier to occur of (i) the date, after the six-month anniversary of origination, on which the amount contained in the reserve account maintained for environmental remediation costs at the Investcorp Retail Portfolio DCRP Properties, together with the amount of any letter of credit delivered by the borrowers to the lender in accordance with the loan documents, equals the then-applicable amount which must be on deposit in such reserve account or (ii) the first date on which each of the Investcorp Retail Portfolio DCRP Properties satisfies the
     Investcorp Retail Portfolio DCRP Requirement. The "INVESTCORP RETAIL
     PORTFOLIO DCRP REQUIREMENT" means, with respect to an Investcorp Retail
     Portfolio DCRP Property, (i) that such Investcorp Retail Portfolio DCRP
     Property is accepted into the Texas Dry Cleaner Remediation Program pursuant to Chapter 374 of the Texas Health & Safety Code or a similar program administered by the Texas Commission on Environmental Quality that is reasonably acceptable to the lender or (ii) that such Investcorp Retail
     Portfolio DCRP Property is refused admission into, is terminated from or otherwise exits the Texas Dry Cleaner Remediation Program, in each case with the written agreement of the Texas Commission on Environmental Quality that (1) no corrective action is necessary, a release has not occurred or is insufficient to require cleanup or corrective action or no contamination exists, and (2) no further regulatory or other action is warranted. During the continuance of an event of default under the Investcorp Retail
     Portfolio Loan, the lender may apply any funds in the cash management account to the obligations of the borrowers under the Investcorp Retail
     Portfolio Loan in such order of priority as the lender may determine.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -21-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - INVESTCORP RETAIL PORTFOLIO
--------------------------------------------------------------------------------

o    PROPERTY MANAGEMENT. The Investcorp Retail Portfolio Properties are
     currently managed by EQY Realty & Management Texas LP, an affiliate of the borrowers, pursuant to a management agreement. The management agreement has an initial term of fifteen years and is subject to automatic one-year extensions upon expiration of the initial term. The property manager is entitled to a monthly management fee equal to 5% of base rent (including percentage rent, if any) of the Investcorp Retail Portfolio Properties for
     the first three years of the term of the management agreement and thereafter, the property manager is entitled to 4% of base rent (including percentage rent, if any) of the Investcorp Retail Portfolio Properties. In
     addition, the property manager of the Investcorp Retail Portfolio
     Properties is currently entitled to compensation for the first year of the term of the management agreement in an amount equal to $320,000 and for each successive year of the term of the management agreement, an annual amount equal to $320,000, as adjusted at a rate equal to the greater of (i)
     three percent (3%) per annum or (ii) the annual increase in the Consumer
     Price Index for all Urban Consumers, U.S. City Average, All Items,
     published by the United States Department of Commerce (base year
     1982-84=100), or any successor index. The lender may require the borrowers to replace the property manager if an event of default under the Investcorp
     Retail Portfolio Loan has occurred, the property manager becomes insolvent, upon a material default by the property manager under the property management agreement, or if the current manager ceases to be controlled and majority owned by Equity One, Inc. or its successor by merger, acquisition of substantially all of its assets, or a similar transaction.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    TERRORISM INSURANCE. The loan documents require that the all risk insurance policies required to be maintained by the borrowers provide coverage for terrorism in an amount equal to no less than $25,000,000 (subject to reasonable increase by lender if any additional real property that is not an Investcorp Retail Portfolio Property is ever covered under the same blanket policy) as well as business interruption covering the 12 month period from the occurrence of a casualty (plus an extended period of indemnity for 12 months after restoration). The borrowers must maintain such coverage if it is then being obtained by prudent owners of real estate in the United States of a similar type and quality and in a similar location to the Investcorp Retail Portfolio Properties or is otherwise available for an annual premium of $187,500 or less (or if prudent owners are not maintaining such coverage or if such coverage is not available for an annual premium of $187,500 or less, then the borrowers are required to obtain the amount of terrorism coverage available for an annual premium of
     $187,500 or less, as is acceptable to lender in its reasonable discretion).
     The borrowers are permitted to maintain such terrorism coverage through a blanket policy. See "Risk Factors--Risks Related to the Underlying Mortgage
     Loans--The Absence of or Inadequacy of Insurance Coverage on the Mortgaged
     Properties May Adversely Affect Payments on Your Certificates" in the
     Prospectus Supplement.

o    DEFEASANCE AND RELEASE OF THE PROPERTIES. Provided that no event of default or material monetary default has occurred and is then continuing, the borrowers may obtain the release of one or more of the Investcorp Retail
     Portfolio Properties by either (x) making a prepayment of all or a portion of the Investcorp Retail Portfolio Companion Loan in an amount equal to
     110% of the applicable allocated loan amount of the property(ies) so released or (y) after the Investcorp Retail Portfolio Companion Loan has been reduced to zero and after the earlier to occur of three years after origination or two years after securitization of both the Investcorp Retail
     Portfolio Loan and Investcorp Retail Portfolio Companion Loans, defeasing with direct, non-callable obligations of the United States of America, all or a portion of the Investcorp Retail Portfolio Loan in an amount equal to
     110% of the applicable allocated loan amount of the property(ies) so released, subject to the satisfaction of certain requirements set forth in the related loan documents, including, unless the Investcorp Retail
     Portfolio Companion Loan is prepaid in full and the Investcorp Retail
     Portfolio Loan is defeased in full, an Investcorp Retail Portfolio

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -22-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - INVESTCORP RETAIL PORTFOLIO
--------------------------------------------------------------------------------

     DSCR for the 12-month period ending on the fiscal quarter then most recently ended (after giving effect to such prepayment and defeasance) must be at least the greater of (i) 1.23x and (ii) the Investcorp Retail
     Portfolio DSCR for the 12-month period ending on the fiscal quarter then most recently ended. The debt service coverage ratio for the Investcorp
     Retail Portfolio Loan (the "INVESTCORP RETAIL PORTFOLIO LOAN DSCR"), with respect to any 12-month period ending on the last day of a fiscal quarter is equal to the quotient of (i) net cash flow, calculated in a manner set forth in the related loan documents, for such 12-month period (less any portion attributable to the release of any properties comprising the
     Investcorp Retail Portfolio during such 12-month period) divided by (ii)
     the product of (x) the outstanding principal balance of the Investcorp
     Retail Portfolio Whole Loan, minus the portion of the Investcorp Retail
     Portfolio Loan which has been defeased, in each case as of the last day of such 12-month period, times (y) the weighted average of the Investcorp
     Retail Portfolio Loan constant of 6.991% and the Investcorp Retail
     Portfolio Companion Loan constant of 6.692%, based on the respective outstanding principal balances of the fixed rate note evidencing the
     Investcorp Retail Portfolio Loan and the floating rate note evidencing the
     Investcorp Retail Portfolio Companion Loan (excluding that portion of the outstanding principal balance of the Investcorp Retail Portfolio Loan evidenced by a defeased fixed rate note having a principal balance equal to the defeased portion of the Investcorp Retail Portfolio Loan).

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -23-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - ONE NEW YORK PLAZA
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -24-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - ONE NEW YORK PLAZA
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -25-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - ONE NEW YORK PLAZA
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                         New York, New York
Property Type                                                             Office
Size (sf)                                                              2,416,887
Percentage Leased as of January 27, 2006                                   95.4%
Year Built/Year Renovated                                              1970/1994
Appraisal Value                                                     $800,000,000
Underwritten Occupancy                                                     95.4%
Underwritten Revenues                                                $79,703,778
Underwritten Total Expenses                                          $35,949,548
Underwritten Net Operating Income (NOI)                              $43,754,230
Underwritten Net Cash Flow (NCF)                                     $40,892,430

                            MORTGAGE LOAN INFORMATION

Originator                                                                 GSCMC
Cut-off Date Principal Balance                                      $200,000,000
Cut-off Date Principal Balance PSF/Unit                                  $165.50
Percentage of Initial Mortgage Pool Balance                                 5.5%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                            5.4995%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                        36 IO; 300 thereafter
Cut-off Date LTV Ratio(1)                                                  50.0%
LTV Ratio at Maturity(1)                                                   42.4%
Underwritten DSCR on NOI(1)                                                1.48x
Underwritten DSCR on NCF(1)                                                1.39x
Shadow Rating(2)                                                    "Baa2"/"BBB"

(1)  The Underwritten DSCR on NOI, the Underwritten DSCR on NCF, the Cut-off
     Date LTV Ratio and the LTV Ratio at Maturity are calculated based on the
     One New York Plaza Whole Loan.

(2)  Moody's and S&P have confirmed that the One New York Plaza Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "Baa2" by Moody's and "BBB" by S&P.

o    THE LOAN. The mortgage loan (the "ONE NEW YORK PLAZA LOAN") is a pari passu portion of a whole mortgage loan (the "ONE NEW YORK PLAZA WHOLE LOAN")
     evidenced by two notes in the aggregate original principal amount of
     $400,000,000 and is secured by an office building located in New York, New
     York (the "ONE NEW YORK PLAZA PROPERTY"). The One New York Whole Loan was
     jointly originated 50% by Goldman Sachs Commercial Mortgage Capital, L.P.
     and 50% by Lehman Brothers Bank FSB. The One New York Plaza Loan was
     subsequently purchased by Goldman Sachs Mortgage Company. The One New York
     Plaza Loan represents approximately 5.5% of the initial mortgage pool balance, had an original principal balance and has an outstanding principal balance as of the cut-off date of $200,000,000, and an interest rate of
     5.4995%. The proceeds of the One New York Plaza Whole Loan were primarily used to refinance existing debt on the One New York Plaza Property.

     The companion loan to the One New York Plaza Loan is evidenced by a separate pari passu note with an interest rate of 5.4995% and a principal balance as of the cut-off date of $200,000,000 (the "ONE NEW YORK PLAZA
     COMPANION LOAN"). The One New York Plaza Companion Loan will not be an asset of the trust. The One New York Plaza Loan and the One New York Plaza
     Companion Loan are governed by an intercreditor and servicing agreement, as described in the prospectus supplement under "Description of the Mortgage
     Pool--Split Loan Structure" and will be serviced pursuant to the terms of a pooling and servicing agreement entered into in connection with the LB-UBS
     Commercial Mortgage Trust 2006-C4 Commercial Mortgage Pass-Through
     Certificates, Series 2006-C4. The holder of the One New York Plaza Loan has the right, which is expected to be exercised by the controlling class of the GG7 trust, to replace the special servicer of the One New York Plaza
     Loan under the 2006-C4 pooling and servicing agreement.

     The One New York Plaza Loan had an initial term of 120 months and has a remaining term of 116 months. The loan requires payments of interest only for 36 months, and thereafter requires payments of principal and interest until maturity, based on a 300-month amortization schedule. The scheduled maturity date is the payment date in March 2016. Voluntary prepayment of the One New York Plaza Loan is prohibited prior to the payment date in
     December 2015. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United
     States of America is permitted at any time after the date on which both the
     One New York Plaza Loan and the One New York Plaza Companion Loan have each been securitized.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -26-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - ONE NEW YORK PLAZA
--------------------------------------------------------------------------------

o    THE PROPERTY. The One New York Plaza Property is a 50-story, approximately
     2,416,887 sf class-A office building located on an approximately 111,382 sf parcel of land at One Water Street, in downtown Manhattan. The One New York
     Plaza Property consists of an on-site retail concourse, which includes restaurants, shops and over 2,000,000 sf of net rentable office space. The
     One New York Plaza Property is the southernmost of all skyscrapers in
     Manhattan, located at the intersection of Water Street and Whitehall
     Street, and offers access to local transportation infrastructure (13 local subway lines, public/private bus lines, ferry services, and a heliport).

     The One New York Plaza Property is currently approximately 95.4% occupied by nationally recognized tenants in the financial services and legal industries such as Wachovia Securities (1,308,666 sf), Goldman Sachs
     (559,049 sf) and Fried, Frank, Harris, Shriver & Jacobson (381,549 sf).
     Built in 1970, a $140,000,000 renovation of the One New York Plaza Property was completed in 1994.

     The following table presents certain information relating to the major tenants at the One New York Plaza Property:

           LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                    % OF TOTAL     ANNUALIZED
                               CREDIT RATING                         ANNUALIZED    ANNUALIZED     UNDERWRITTEN
                              (FITCH/MOODY'S/     TENANT     % OF   UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
        TENANT NAME               S&P)(1)          NRSF      NRSF     BASE RENT      BASE RENT     (PER NRSF)     EXPIRATION
---------------------------   ---------------   ---------   -----   ------------   ------------   ------------   -----------

Wachovia Securities              AA-/Aa3/A+     1,308,666    54.1%   $21,571,051       40.6%         $16.48       12/31/2014
Goldman Sachs(2)                 AA-/Aa3/A+       559,049    23.1     18,191,412       34.3          $32.54        9/30/2009 &
                                                                                                                  12/31/2010
Fried Frank                       NR/NR/NR        381,549    15.9     11,590,035       21.8          $30.38        2/29/2024
Smith Barney                    AA+/Aa1/AA-        25,408     1.1        749,536        1.4          $29.50        4/30/2008
                                                ---------   -----    -----------      -----          ------
TOTAL LARGEST TENANTS                           2,274,672    94.1%   $52,102,034       98.1%         $22.91
Other Tenants                                      30,704     1.3      1,001,665        1.9          $32.62
Vacant Space                                      111,511     4.6              0        0.0          $ 0.00
                                                ---------   -----    -----------      -----          ------
TOTAL/WTD. AVG. ALL TENANTS                     2,416,887   100.0%   $53,103,699      100.0%         $23.03
                                                =========   =====    ===========      =====          ======

----------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Goldman Sachs has two leases, one with 518,121 sf expiring on 9/30/2009 and one lease with 40,928 sf expiring on 12/31/2010.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -27-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - ONE NEW YORK PLAZA
--------------------------------------------------------------------------------

     The following table presents certain information relating to the lease rollover schedule at One New York Plaza Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                        % OF TOTAL      ANNUALIZED
                                                                         ANNUALIZED    ANNUALIZED     UNDERWRITTEN
    YEAR ENDING                                         CUMULATIVE OF   UNDERWRITTEN   UNDERWRITTEN     BASE RENT
   DECEMBER 31,       EXPIRING NRSF   % OF TOTAL NRSF    TOTAL NRSF      BASE RENT       BASE RENT      (PER NRSF)
-------------------   -------------   ---------------   -------------   ------------   ------------   ------------

2006                        2,482           0.1%             0.1%       $    76,512         0.1%         $30.83
2007                        3,610           0.1              0.3%           141,101         0.3          $39.09
2008                       26,542           1.1              1.4%           802,426         1.5          $30.23
2009                      519,509          21.5             22.8%        15,861,823        29.9          $30.53
2010                       47,811           2.0             24.8%         2,569,839         4.8          $53.75
2011                           50           0.0             24.8%                 0         0.0          $ 0.00
2012                            0           0.0             24.8%                 0         0.0          $ 0.00
2013                        1,360           0.1             24.9%            43,520         0.1          $32.00
2014                    1,321,605          54.7             79.6%        21,991,569        41.4          $16.64
2015                          749           0.0             79.6%            26,874         0.1          $35.88
2016 and thereafter       381,658          15.8             95.4%        11,590,035        21.8          $30.37
Vacant                    111,511           4.6            100.0%                 0         0.0          $ 0.00
                        ---------         -----                         -----------       -----          ------
TOTAL/WTD. AVG.         2,416,887         100.0%                        $53,103,699       100.0%         $23.03
                        =========         =====                         ===========       =====          ======

(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrower is Trizechahn One NY Plaza LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One New York Plaza Loan.
     Trizechahn One NY Plaza LLC is indirectly owned by Trizec Properties, Inc.
     Trizec Properties, Inc. is a publicly-traded real estate investment trust that owns and/or manages approximately 40 million sf of office property concentrated in the metropolitan areas of seven major U.S. markets. On June
     5, 2006, Brookfield Properties Corp. and The Blackstone Group announced their acquisition of Trizec Properties, Inc., along with Trizec Canada
     Inc., for approximately $8.9 billion. There is no guarantor of the non-recourse carve-outs under the One New York Plaza Loan.

o    ESCROWS. At origination, the loan documents required the borrower to deposit $14,926,488 into a reserve account for certain unfunded obligations at the One New York Plaza Property. In addition, the borrower deposited
     $7,374,632 in a reserve account for taxes (the "UNASSESSED TAX FUNDS") to be disbursed with respect to those portions of the One New York Plaza
     Property (the "UNASSESSED PROPERTY") which are currently not assessed for taxes for the 2004-05 and 2005-06 tax years. In the event that the City of
     New York fails to correctly calculate and bill the borrower for real estate taxes with respect all or any portion of the Unassessed Property within six
     (6) months from origination, the borrower may replace the Unassessed Tax
     Funds with a qualified letter of credit and/or guaranty (or any combination thereof). The borrower is also required to make deposits (a) on each month commencing on January 6, 2008 and continuing for the next nineteen (19)
     succeeding months thereafter, an amount equal to $1,000,000 (the "GOLDMAN
     RESERVE FUND"), until such time that the amount of the Goldman Reserve Fund is equal to $20,000,000 for costs of tenant improvements or work allowances, leasing commissions and other costs associated with the space currently leased to Goldman Sachs and (b) on each month commencing on
     December 6, 2010 and continuing for the next forty-seven (47) succeeding months thereafter, an amount equal to $1,000,000 (the "WACHOVIA RESERVE
     FUND"), until such time that the amount of the Wachovia Reserve Fund is equal to $48,000,000 for costs of tenant improvements or work allowances, leasing commissions and other costs associated with the space currently leased to Wachovia. In lieu of all or any portion of the cash deposits required for the Goldman Reserve Fund and the Wachovia Reserve Fund, the
     borrower may satisfy its obligations by delivering to lender a qualified letter of credit and/or

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -28-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - ONE NEW YORK PLAZA
--------------------------------------------------------------------------------

     a guarantee from a qualified equity holder; provided, however, that such guarantor has a minimum cash liquidity capacity on its balance sheet equal to 2:1 of the amount being guaranteed. Certain tax, insurance and capital expenditure reserves are required during a One New York Plaza Cash Sweep
     Period (as defined below).

o    LOCK BOX AND CASH MANAGEMENT. The One New York Plaza Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to such lender controlled hard lockbox, which amounts are then swept into a borrower-controlled account, unless a One New York Plaza Cash Sweep Period is in effect. During a One New York Plaza Cash Sweep Period, upon the direction of the lender, funds in the lockbox will be disbursed to a cash management account pursuant to the terms of a cash management agreement.
     Unless an event of default under the loan documents has occurred, all amounts after the payment of the monthly debt service amount and any required reserves will be released to the borrower. After the occurrence of an event of default, all amounts in the cash management account will be held as additional collateral for the One New York Plaza Loan. A "ONE NEW
     YORK PLAZA CASH SWEEP PERIOD" means any period during the continuance of an event of default under the One New York Plaza Loan and/or any period commencing as of the end of any fiscal quarter in which actual net cash flow for the previous fiscal year is less than $35,000,000 and terminating as of the last day of the first subsequent occurrence of two consecutive fiscal quarters in which the net cash flow is equal to or greater than
     $35,000,000.

o    PROPERTY MANAGEMENT. The initial property manager is the borrower or the direct employees or consultants of an affiliate of the borrower pursuant to the loan documents. The lender has the right to require the borrower to replace any new manager if a monetary event of default has occurred and is continuing, such manager has commenced a bankruptcy action, and/or such manager is in default under the related management agreement beyond any applicable notice and cure period.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    TERRORISM INSURANCE. The loan documents require the One New York Plaza
     Property to be insured against acts of terrorism as part of the borrower's
     "all-risk" or "special perils" and business income coverage or a standing alone policy, provided, however, that coverage is required to be in an amount ("MINIMUM COVERAGE AMOUNT") at least equal to the lesser of (i) the outstanding principal balance of the One New York Plaza Whole Loan or (ii)
     the sum of the business income insurance equal to 100% of the projected gross income from the One New York Plaza Property for a period of twenty-four (24) months from the date that the One New York Plaza Property is repaired or replaced and operations are resumed plus 100% of the full replacement cost of the One New York Plaza Property. The borrower may also provide insurance under a blanket policy so long as it provides for a deductible of not greater than $250,000 and such coverage is in an amount equal to the Minimum Coverage Amount. Notwithstanding the foregoing, in no event will the borrower be required to pay annual premiums for insurance covering terrorism losses in excess of $1,300,000. See "Risk Factors--Risks
     Related to the Underlying Mortgage Loans--The Absence of or Inadequacy of
     Insurance Coverage on the Mortgaged Properties May Adversely Affect
     Payments on Your Certificates" in the Prospectus Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -29-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JP MORGAN INTERNATIONAL PLAZA I & II
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -30-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JP MORGAN INTERNATIONAL PLAZA I & II
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -31-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JP MORGAN INTERNATIONAL PLAZA I & II
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                      Farmers Branch, Texas
Property Type                                                             Office
Size (sf)                                                                756,851
Percentage Leased as of June 1, 2006                                      100.0%
Year Built/Year Renovated                                              1999/2002
Appraisal Value                                                     $268,000,000
Underwritten Occupancy                                                    100.0%
Underwritten Revenues                                                $19,975,974
Underwritten Total Expenses                                           $4,819,842
Underwritten Net Operating Income (NOI)                              $15,156,132
Underwritten Net Cash Flow (NCF)                                     $15,080,447

                            MORTGAGE LOAN INFORMATION

Originator                                                                  GCFP
Cut-off Date Principal Balance                                      $194,060,178
Cut-off Date Principal Balance PSF/Unit                                  $256.40
Percentage of Initial Mortgage Pool Balance                                 5.4%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             4.940%
Original Term to Maturity (Months)                                           122
Original Amortization Term (Months)                                   Custom (1)
Cut-off Date LTV Ratio                                                     72.4%
LTV Ratio at Maturity                                                      61.1%
Underwritten DSCR on NOI                                                   1.33x
Underwritten DSCR on NCF                                                   1.33x

(1)  Amortization on the JP Morgan International Plaza I & II Trust Loan is
     based on a custom schedule which results in a loan balance at maturity approximately equivalent to that using a 388-month amortization schedule.

o    THE LOAN. The mortgage loan (the "JP MORGAN INTERNATIONAL PLAZA I & II
     TRUST LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a 756,851 sf class-A office building located in
     Farmers Branch, Texas (the "JP MORGAN INTERNATIONAL PLAZA I & II
     PROPERTY"). The JP Morgan International Plaza I & II Trust Loan represents approximately 5.4% of the initial mortgage pool balance. The JP Morgan
     International Plaza I & II Trust Loan was originated on March 20, 2006, has an original principal balance of $194,250,000 and a principal balance as of the cut-off date of $194,060,178, and an interest rate of 4.940% per annum.
     The DSCR and LTV on the JP Morgan International Plaza Trust Loan are 1.33x
     and 72.4%, respectively. The proceeds of the JP Morgan International Plaza
     I & II Trust Loan facilitated the acquisition of the JP Morgan
     International Plaza I & II Property for a purchase price of $263 million.
     Including reserves, escrows and costs of approximately $1.2 million, the borrower invested approximately $29.2 million in the project at origination.

     The JP Morgan International Plaza I & II Trust Loan is the senior portion of a whole mortgage loan with an original principal balance of
     $225,000,000. The companion loan to the JP Morgan International Plaza I &
     II Trust Loan is evidenced by a separate note with an original principal balance and a principal balance as of the cut-off date of $30,750,000 (the
     "JP MORGAN INTERNATIONAL PLAZA I & II SUBORDINATE COMPANION LOAN"). The
     interest rate of the JP Morgan International Plaza I & II Subordinate
     Companion Loan is based on a custom monthly schedule and ranges from approximately 8.17% to 8.67%. The JP Morgan International Plaza I & II
     Subordinate Companion Loan is not an asset of the trust. The JP Morgan
     International Plaza I & II Trust Loan and the JP Morgan International Plaza
     I & II Subordinate Companion Loan (collectively, the "JP MORGAN
     INTERNATIONAL PLAZA I & II LOAN GROUP") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the 2005-GG7 pooling and servicing agreement. The DSCR and LTV on the JP Morgan International Plaza I & II Loan Group are 1.07x and 83.9%,
     respectively.

     The JP Morgan International Plaza I & II Trust Loan has an initial term of
     122 months and a remaining term of 119 months. Amortization payments are based on a custom schedule, which schedule adjusts for increases in rent and decreases for potential partial termination options. The anticipated balloon balance of the JP Morgan International Plaza I & II Trust Loan is
     $163,857,320 ($216.50 psf). All excess cash after interest and amortization payments and all required monthly payments and operating expenses will be held as additional cash collateral for the benefit of the JP Morgan
     International Plaza I & II Trust Loan. It is anticipated that up to $8.39 million of cash may be accumulated in the cash collateral account if JPMC does not exercise any of its partial termination options. The scheduled maturity date is June 6, 2016. Voluntary prepayment of the JP

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -32-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JP MORGAN INTERNATIONAL PLAZA I & II
--------------------------------------------------------------------------------

     Morgan International Plaza I & II Trust Loan is prohibited prior to the payment date of March 6, 2016 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities or other approved non-callable government securities is permitted from August 6, 2008.

     The JP Morgan International Plaza I & II Subordinate Companion Loan was
     purchased at origination by 111 Debt Acquisition LLC, an affiliate of
     Newkirk Realty Trust. All interest payments to the JP Morgan International
     Plaza I & II Subordinate Companion Loan will cease in the event the JP
     Morgan International Plaza I & II Loan Group is not repaid in full at maturity.

o    THE PROPERTY. The JP Morgan International Plaza I & II Property consists of two Class-A office buildings containing a total of 756,851 sf and two parking garages with a total of 4,539 spaces located in north suburban
     Dallas in the municipality of Farmers Branch, Texas. The 13 and 15-story buildings were constructed to institutional standards in terms of design, interior finishes, efficiency and construction. The buildings feature average floor plates of approximately 27,000 sf and ceiling heights of
     9'6". Each building has a two-story marble and granite lobby. The overall complex also includes a third, 351,248-sf building which is not part of the collateral. There is an approximate one-acre plaza in the middle of the three buildings that features a reflecting pond and cascading fountains.
     Additional amenities include a childcare center, cafeteria and conference center.

     The subject buildings, constructed in 1999 and 2002, are 100% leased until
     February 28, 2018 by JPMorgan Chase Bank N.A. ("JPMC") (AA-/Aa2/A+), a
     subsidiary of JPMorgan Chase & Co. (A+/Aa3/A+). The buildings house (i)
     JPMC's World Wide Security Services division, which has $10.2 trillion in assets under management, and services $6.7 trillion in debt and $250 billion in equities worldwide and (ii) JPMC's Paymentech subsidiary, which processes 13.1 billion transactions annually with more than $500 billion in annual bankcard volume in the U.S. and Canada. JPMC currently subleases a portion of the space in Tower II under two long-term subleases. JPMC has not been released from any of its obligations under the leases as a result of these subleases. Fannie Mae leases floors 8 through 13 (approximately
     164,272 sf) from JPMC until February 28, 2018 (coterminous), and is in full occupancy of its space with approximately 548 employees. The current sublease rent is $20.00 psf (gross plus electricity charges and increases over base year operating expense and taxes), with $1.00 psf increases in
     November 2008 and November 2013. JPM-CEO Partners, LTD subleases the 14th floor (28,047 sf) under a second sublease, with a May 2015 expiration and a rental rate that mirrors the prime lease.

     The leases provide JPMC with certain limited termination options. JPMC has the option to terminate one floor in Tower I effective January 31, 2011 with notice by April 30, 2010 and payment of a termination fee of $16.09 psf. JPMC also has the right to terminate up to two floors in Tower II, effective as of November 30, 2012, with notice by February 28, 2012 and payment of a termination fee equal to $16.32 psf.

     As of June 1, 2006, the JP Morgan International Plaza I & II Property was
     100.0% leased.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -33-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JP MORGAN INTERNATIONAL PLAZA I & II
--------------------------------------------------------------------------------

     The following table presents certain information relating to the major office tenants at the JP Morgan International Plaza I & II Property:

                  LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                                                                   % OF TOTAL      ANNUALIZED
                               CREDIT RATING                        ANNUALIZED     ANNUALIZED     UNDERWRITTEN
                              (FITCH/MOODY'S/    TENANT    % OF    UNDERWRITTEN   UNDERWRITTEN   BASE RENT (PER      LEASE
        TENANT NAME               S&P)(1)         NRSF     NRSF    BASE RENT(2)     BASE RENT       NRSF) (2)     EXPIRATION
---------------------------   ---------------   -------   ------   ------------   ------------   --------------   ----------

JPMorgan Chase Bank N.A.         AA-/Aa2/A+     756,851   100.0%    $15,150,698      100.0%          $20.02        2/28/2018
Vacant Space                                          0     0.0             N/A        N/A              N/A
                                                -------   -----     -----------      -----           ------
TOTAL/WTD. AVG. ALL TENANTS                     756,851   100.0%    $15,150,698      100.0%          $20.02
                                                =======   =====     ===========      =====           ======

(1)  Certain ratings are those of a related company whether or not the related company guarantees the lease.

(2)  Based on average rental rates over the loan term.

     The following table presents certain information relating to the office lease rollover schedule at the JP Morgan International Plaza I & II
     Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                           % OF TOTAL
                                                                          ANNUALIZED       ANNUALIZED        ANNUALIZED
   YEAR ENDING                                        CUMULATIVE OF   UNDERWRITTEN BASE   UNDERWRITTEN    UNDERWRITTEN BASE
   DECEMBER 31,     EXPIRING NRSF   % OF TOTAL NRSF     TOTAL NRSF         RENT(2)          BASE RENT    RENT (PER NRSF)(2)
-----------------   -------------   ---------------   -------------   -----------------   ------------   ------------------

2006                         0             0.0%             0.0%         $         0           0.0%            $ 0.00
2007                         0             0.0              0.0%                   0           0.0             $ 0.00
2008                         0             0.0              0.0%                   0           0.0             $ 0.00
2009                         0             0.0              0.0%                   0           0.0             $ 0.00
2010                         0             0.0              0.0%                   0           0.0             $ 0.00
2011                         0             0.0              0.0%                   0           0.0             $ 0.00
2012                         0             0.0              0.0%                   0           0.0             $ 0.00
2013                         0             0.0              0.0%                   0           0.0             $ 0.00
2014                         0             0.0              0.0%                   0           0.0             $ 0.00
2015                         0             0.0              0.0%                   0           0.0             $ 0.00
2016 & Thereafter      756,851           100.0            100.0%          15,150,698         100.0             $20.02
Vacant                       0             0.0            100.0%                 N/A           N/A                N/A
                       -------           -----                           -----------         -----             ------
TOTAL/WTD. AVG.        756,851           100.0%                          $15,150,698         100.0%            $20.02
                       =======           =====                           ===========         =====             ======

(1)  Calculated based on approximate square footage occupied by each tenant.

(2)  Based on average rental rates over the loan term.

o    THE BORROWER. The borrowers are five tenant-in-common, special-purpose, bankruptcy remote entities: 70 Washington Street LP, a Texas limited partnership; DCW Holdings LP, a Texas limited partnership; LaShawn LP, a
     Texas limited partnership; 70 Wash LP, a Texas limited partnership; and 30
     Main LP, a Texas limited partnership. Each of the five entities has an independent director. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the JP
     Morgan International Plaza I & II Loan Group. 70 Washington Street LP owns
     40.80% of the property, DCW Holdings LP owns 34.39% of the property,
     LaShawn LP owns 11.00% of the property, 70 Wash LP owns 8.32% of the property and 30 Main LP owns 5.49% of the property. The general partner of each of the five borrowing entities is controlled by either David Walentas, or Jane Walentas, as an individual or trustee. David Walentas has a 40.6%
     overall ownership interest, and Jane Walentas controls 59.0% of the ownership interests. David Walentas, founder of Two Trees Management
     Company, guaranteed the non-recourse carveouts of the JP Morgan
     International Plaza I & II Loan Group. Two Trees Management Company is a
     New York-based real estate development firm that

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -34-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JP MORGAN INTERNATIONAL PLAZA I & II
--------------------------------------------------------------------------------

     has developed, owned and managed more than $1 billion in real estate since its founding in 1968. Two Trees currently owns more the 4 million square feet of commercial, industrial and residential real estate. As of December
     31, 2005, Mr. Walentas reported a net worth of $256.6 million and liquidity of $41.9 million. Mr. Walentas has been actively involved in real estate investment, ownership and management for nearly 35 years.

o    ESCROWS. The loan documents provide for certain escrows of insurance premiums. Real estate tax escrows are suspended so long as the lease with
     JPMorgan Chase Bank N.A. is in effect. Replacement reserves were funded through required payments of $147,867.68 on May 6, 2006 and $80,484.32 on
     June 6, 2006. Additional replacement reserve escrows are suspended so long as the lease with JPMorgan Chase Bank N.A. is in effect. No ongoing tenant improvement and leasing commission reserve deposits are required; however, the borrower is required to deposit any lease termination payments or other payments received on account of lease defaults or lease terminations into a tenant improvement and leasing commission reserve. All excess cash flow after payment of debt service and all monthly reserve payments and operating expenses will be retained in a cash collateral account for the benefit of the JP Morgan International Plaza I & II Trust Loan.

o    LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require that all rents received by (or on behalf of) the borrower be deposited into a lender-controlled account
     (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within two business days after receipt. Throughout the term of the JP Morgan International Plaza I & II
     Loan Group, any excess amounts in the lender controlled account (after the payment of debt service on the JP Morgan International Plaza I & II Loan
     Group and all monthly reserve payments and operating expenses) will be retained in a cash collateral account for the benefit of the JP Morgan
     International Plaza I & II Trust Loan.

o    PROPERTY MANAGEMENT. The JP Morgan International Plaza I & II Property is
     managed by Fortis Property Group. The property manager receives a fee of 1%
     of total revenues. The lender may replace the property manager (i) if an event of default is continuing under the JP Morgan International Plaza I &
     II Loan Group, (ii) if the property manager is in default under the management agreement, (iii) upon the gross negligence, malfeasance or willful misconduct of the property manager, or (iv) lender notifies borrower that it is dissatisfied, in its reasonable discretion, with the employee or employees primarily responsible for the "on site" management and operation of the JP Morgan International Plaza I & II Property .

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. FPG JPM Investor, LLC, an affiliate of the seller and the property manager of the JP Morgan International Plaza
     I & II Property, originated at closing a $10,000,000 mezzanine loan to DCW
     Holdings LLC, Lashawn LLC, 70 Wash LLC, 30 Main LLC and 70 Washington
     Street LLC (collectively the "MEZZANINE BORROWER"), each of which owns 100%
     of the general (indirectly) and limited partnership (directly) interests in one of the JP Morgan International Plaza I & II Loan Group borrowers. The mezzanine loan is coterminous with the JP Morgan International Plaza I & II
     Loan Group. As of the cut-off date, the principal balance of the mezzanine loan is $10,000,000, and the interest rate is 6.0%. Payments under the mezzanine loan will accrue but not be payable while the JP Morgan
     International Plaza I & II Loan Group is outstanding. Lender and FPG JPM
     Investor, LLC entered into a Subordination of Debt Agreement whereby the mezzanine loan is unconditionally at a standstill subordinate to all rights, remedies, terms and covenants in the JP Morgan International Plaza
     I & II Loan Group documents. All payments under due under the mezzanine loan are subordinate to any and all payments required under the JP Morgan
     International Plaza I & II Loan Group.

o    TERRORISM INSURANCE. The JP Morgan International Plaza I & II Property is
     insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrower to maintain terrorism

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -35-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JP MORGAN INTERNATIONAL PLAZA I & II
--------------------------------------------------------------------------------

     insurance in an amount equal to 100% of the replacement cost of the JP
     Morgan International Plaza I & II Property, provided that such coverage is available. In the event that coverage for terrorism is not included as part of the "all risk" property policy, the borrower will be required to obtain coverage for terrorism (as stand alone coverage) to the extent available, in an amount equal to 100% of the replacement cost of the JP Morgan
     International Plaza I & II Property, subject to a premium cap equal to 150%
     of the aggregate insurance premiums payable with respect to all required insurance coverage for the last policy year in which coverage for terrorism was included as part of an all-risk policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk
     Factors--Risks Related to the Underlying Mortgage Loans--The Absence of or
     Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely
     Affect Payments on Your Certificates" in the Prospectus Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -36-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 55 CORPORATE DRIVE
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -37-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 55 CORPORATE DRIVE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -38-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 55 CORPORATE DRIVE
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                    Bridgewater, New Jersey
Property Type                                                             Office
Size (sf)                                                                669,704
Percentage Leased as of May 31, 2006                                      100.0%
Year Built                                                                  1987
Appraisal Value                                                     $250,000,000
Underwritten Occupancy                                                      100%
Underwritten Revenues                                                $17,660,218
Underwritten Total Expenses                                             $176,602
Underwritten Net Operating Income (NOI)                              $17,483,616
Underwritten Net Cash Flow (NCF)                                     $17,349,675

                            MORTGAGE LOAN INFORMATION

Originator                                                                 GSCMC
Cut-off Date Principal Balance                                      $190,000,000
Cut-off Date Principal Balance PSF/Unit                                  $283.71
Percentage of Initial Mortgage Pool Balance                                 5.3%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                            5.7465%
Original Term to Maturity (Months)                                           114
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     76.0%
LTV Ratio at Maturity                                                      76.0%
Underwritten DSCR on NOI                                                   1.58x
Underwritten DSCR on NCF                                                   1.57x

o    THE LOAN. The mortgage loan (the "55 CORPORATE DRIVE LOAN") is evidenced by a note in the original principal amount of $190,000,000 and is secured by a first mortgage encumbering an office building in Bridgewater, New Jersey
     (the "55 CORPORATE DRIVE PROPERTY"), which is part of a commercial condominium development. The 55 Corporate Drive Loan was originated by
     Goldman Sachs Commercial Mortgage Capital, L.P. and subsequently purchased by Goldman Sachs Mortgage Company. The 55 Corporate Drive Loan was
     originated on June 6, 2006 and represents approximately 5.3% of the initial mortgage pool balance. The note evidencing the 55 Corporate Drive Loan had an original principal balance and has a principal balance as of the cut-off date of $190,000,000 and an interest rate of 5.7465%. The proceeds of the
     55 Corporate Drive Loan were used to acquire the 55 Corporate Drive
     Property.

     The 55 Corporate Drive Loan had an initial term of 114 months and has a remaining term of 113 months. The loan requires payments of interest only during the term of the loan. The scheduled maturity date is the payment date in December 2015. Voluntary prepayment of the 55 Corporate Drive Loan is prohibited until the payment date in October 2015. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o    THE PROPERTY. The 55 Corporate Drive Property is a class A office building located in Bridgewater, New Jersey and is comprised of several units of a commercial condominium development. The 55 Corporate Drive Property was constructed in 1987 and consists of a 149-acre campus, with three existing interconnected buildings totaling approximately 669,704 sf. The 55
     Corporate Drive Property is currently 100.0% occupied by Sanofi-Aventis
     U.S. Inc ("AVENTIS"), a subsidiary of Sanofi-Aventis, which is rated
     AA-/A1/AA- by Fitch, Moody's and S&P, respectively. Aventis has entered into a long term lease agreement which will expire in April 2023.
     Sanofi-Aventis has provided a guarantee for up to $250,000,000 to cover the payment of rent under the lease. In the event Aventis should default on its rent payments, the amount of the guaranty will be reduced dollar-for-dollar as Sanofi-Aventis makes payments under the guaranty to cover the rent due under the lease.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -39-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 55 CORPORATE DRIVE
--------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenant at the 55 Corporate Drive Property:

           LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                 % OF TOTAL     ANNUALIZED
                                                                  ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                        CREDIT RATING                   % OF     UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
   TENANT NAME      (FITCH/MOODY'S/S&P)(1)     NRSF     NRSF    BASE RENT (2)     BASE RENT    ($ PER NRSF)   EXPIRATION
-----------------   ----------------------   -------   ------   -------------   ------------   ------------   ----------

Aventis, Inc.             AA-/A1/AA-         669,704   100.0%    $16,072,896       100.0%         $24.00       4/30/2023
                                             -------   -----     -----------       -----          ------
TOTAL ALL TENANTS                            669,704   100.0%    $16,072,896       100.0%         $24.00
                                             =======   =====     ===========       =====          ======

(1)  Ratings are those of the parent company, Sanofi Aventis who has guaranteed the lease payments over the term of the lease.

(2)  Not taking into account the following free rent periods: Building III free rent period from November 2006 through October 2008, Building I-II free rent period from June 2006 through April 2008.

o    THE BORROWER. The borrower consists of four tenants-in-common, GKK 55
     Corporate LLC, SLG 55 Corporate LLC, GKK 55 Corporate II LLC and SLG 55
     Corporate II LLC, each of which is a single-purpose, single-asset entity.
     Legal counsel to the borrower has delivered a non-consolidation opinion with respect to each tenant-in-common in connection with the origination of the 55 Corporate Drive Loan. The borrower of the 55 Corporate Drive Loan is indirectly owned by SL Green Realty Corp. and Gramercy Capital Corp. SL
     Green Realty Corp. is in the business of owning, managing, and leasing, acquiring and repositioning office properties and currently owns 29 buildings comprising over 17 million square feet in midtown Manhattan.
     Gramercy Capital Corp. is a commercial real estate finance company organized as a real estate investment trust that invests primarily in office and retail properties in the New York metropolitan area. SL Green
     Realty Corp. and Gramercy Capital Corp. are joint and several guarantors of the non-recourse carve-outs and certain environmental obligations under the
     55 Corporate Drive Loan.

o    ESCROWS. At origination, the borrower deposited $44,198,193 into a reserve account to cover certain tenant improvements, leasing commissions and other unfunded obligations at the 55 Corporate Drive Property. In addition, the borrower deposited $18,658,628 into a reserve account to cover debt service during free rent periods under the Aventis lease. During the continuance of a 55 Corporate Drive Cash Trap Period, the loan documents provide for monthly escrows of real estate taxes, insurance, capital expenditures and tenant improvement allowances and leasing commissions. In addition, during an event of default under the 55 Corporate Drive loan documents, or an event of default by Aventis under its lease, all amounts remaining after the payment of debt service on the 55 Corporate Drive Loan, the funding of reserves, the payment of debt service on any mezzanine loan and the payment of budgeted operating expenses will be reserved as additional collateral for the 55 Corporate Drive Loan. A "55 CORPORATE DRIVE CASH TRAP PERIOD"
     means (i) at any time the guarantor of the Aventis lease is rated by one or more of the rating agencies, any period during which the guarantor of the
     Aventis lease is not rated BBB- or higher by at least one such rating agency, (ii) at any time the guarantor of the Aventis lease is not rated by any of the rating agencies, any period during which the net worth of the guarantor of the Aventis lease is less than $1.25 billion, or (iii) any period during which the guaranty of the Aventis lease is no longer in full force and effect as determined by a court of competent jurisdiction or reasonably agreed by the borrower.

o    LOCK BOX AND CASH MANAGEMENT. The 55 Corporate Drive Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. On each

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -40-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 55 CORPORATE DRIVE
--------------------------------------------------------------------------------

     business day that there is no event of default under the 55 Corporate Drive
     Loan and no event of default by Aventis under its lease, all funds in the lockbox account will be remitted to an account specified by the borrower, unless a 55 Corporate Drive Cash Trap Period is ongoing, in which case, only those amounts in excess of the reserves required during a 55 Corporate
     Drive Cash Trap Period will be so remitted. During the continuance of an event of default under the 55 Corporate Drive Loan, the lender may apply any funds in the lockbox account to the obligations of the borrower under the 55 Corporate Drive Loan in such order of priority as the lender may determine.

o    PROPERTY MANAGEMENT. The 55 Corporate Drive Property is currently managed by SL Green Management Corp., an affiliate of the borrower, pursuant to a management agreement. Under the 55 Corporate Drive loan documents, the property manager's fee cannot exceed 4% of the revenues from the 55
     Corporate Drive Property. The lender may require the borrower to cease managing the property or replace the property manager, as the case may be, if an event of default under the 55 Corporate Drive Loan has occurred. In addition, the lender may require the borrower to replace the property manager if the property manager becomes insolvent or upon a material default by the property manager under the property management agreement.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. The loan documents permit, among other things, (a) the pledge of direct or indirect equity interests in the borrower in connection with 55 Corporate Drive Permitted Mezzanine Debt,
     (b) the pledge of indirect interests in the borrower to secure debt that is fully recourse to Gramercy Capital Corp. or its affiliate, GKK Capital
     L.P., and secured by a significant amount of collateral in addition to the indirect equity interests in borrower so pledged, and (c) the pledge of direct or indirect equity interests in, and the rights to distributions from, certain permitted equityholders of the borrower, or issuance by such equityholders of preferred equity. "55 CORPORATE DRIVE PERMITTED MEZZANINE
     DEBT" means indebtedness of a direct or indirect owner of the borrower that is secured by a pledge of the direct or indirect equity interests in the borrower; provided that, among other things, (i) such indebtedness is not in excess of $25,000,000 (ii) the 55 Corporate Drive Property meets certain performance requirements, including among others that: (A) the aggregate loan-to-value ratio of the 55 Corporate Drive Loan and the mezzanine loan is not in excess of 90%, and (B) the aggregate debt-service-coverage-ratio of the 55 Corporate Drive Loan and the mezzanine loan for the immediately preceding twelve month period ending on the last day of a fiscal quarter is not less than 1.10x.

o    TERRORISM INSURANCE. The 55 Corporate Drive loan documents provide that borrower's insurance obligations will be satisfied if Aventis has obtained the insurance required under its lease or is self-insuring in accordance with its lease. Self-insurance by Aventis is subject to the requirement that that the Aventis lease continue to be guaranteed by Sanofi-Aventis and that Sanofi-Aventis maintains a credit rating of BBB or higher (or if not rated, maintains a net worth of at least $1 billion). Aventis is required to maintain terrorism insurance, whether via self-insurance or through the purchase of a third-party policy, at any time that owners or mortgagees of similarly situated buildings typically require such coverage. As of the closing of the 55 Corporate Drive Loan, Aventis was providing insurance for acts of terrorism under its self-insurance program. In the event that
     Aventis does not provide the insurance it is required to provide pursuant to its lease, the borrower is required to provide the insurance coverage required by lender under the 55 Corporate Drive loan documents. Such insurance includes an all risk insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 55
     Corporate Drive Property as well as business interruption insurance covering the 18-month period from the occurrence of a casualty (plus an extended period of indemnity for 12 months after restoration). Under the circumstances in which the borrower is required to purchase such policies, it must maintain such coverage only if it is then being obtained by prudent owners of real estate in the United States of a similar type and quality and in a similar location to the 55 Corporate Drive Property or is otherwise available for an annual premium of $175,000 or less (or if prudent owners are not maintaining such coverage or if such

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -41-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 55 CORPORATE DRIVE
--------------------------------------------------------------------------------

     coverage is not available for an annual premium of $175,000 or less, then the borrower is required to obtain the amount of terrorism coverage available for an annual premium of $175,000 or less, as is acceptable to lender in its reasonable discretion). See "Risk Factors--Risks Related to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance
     Coverage on the Mortgaged Properties May Adversely Affect Payments on Your
     Certificates" in the Prospectus Supplement.

o    CONDOMINIUM. The 55 Corporate Drive Property is comprised of Units I, II and III of a commercial condominium know as the 55 Corporate Drive
     Condominium, which was established pursuant to a declaration filed in
     November 2005. At origination, there were no units other than the units owned by the borrower. There is an adjacent parcel that is subject to the condominium declaration, but is not collateral for the loan, that if developed as an additional condominium unit would entitle the owner of such unit to appoint one or more members to the condominium board and share certain common elements. At origination, the condominium board consisted of two members, both of whom were appointed by the borrower.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -42-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 350 MADISON AVENUE
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -43-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 350 MADISON AVENUE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -44-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 350 MADISON AVENUE
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                         New York, New York
Property Type                                                             Office
Size (sf)                                                                383,927
Percentage Leased as of June 1, 2006                                       99.2%
Year Built/Year Renovated                                              1924/2001
Appraisal Value                                                     $260,000,000
Underwritten Occupancy                                                     96.7%
Underwritten Revenues                                                $23,847,542
Underwritten Total Expenses                                           $9,058,724
Underwritten Net Operating Income (NOI)                              $14,788,818
Underwritten Net Cash Flow (NCF)                                     $14,331,951

                            MORTGAGE LOAN INFORMATION

Originator                                                                  GCFP
Cut-off Date Principal Balance                                      $180,000,000
Cut-off Date Principal Balance PSF/Unit                                  $468.84
Percentage of Initial Mortgage Pool Balance                                 5.0%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.600%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     69.2%
LTV Ratio at Maturity                                                      69.2%
Underwritten DSCR on NOI                                                   1.45x
Underwritten DSCR on NCF                                                   1.40x

o    THE LOAN. The mortgage loan (the "350 MADISON AVENUE LOAN") is evidenced by a single note and is secured by first mortgages encumbering a 383,927 sf class-A office building located in New York, New York (the "350 MADISON
     AVENUE PROPERTY"). The 350 Madison Avenue Loan represents approximately
     5.0% of the initial mortgage pool balance. The 350 Madison Avenue Loan was originated on February 1, 2006, has an original principal balance and a principal balance as of the cut-off date of $180,000,000, and an interest rate of 5.600% per annum. The DSCR and LTV on the 350 Madison Avenue Loan are 1.40x and 69.2%, respectively. The borrower contributed approximately
     $10.4 million of equity at closing which, together with the proceeds of the
     350 Madison Avenue Loan, was used to refinance existing debt totaling
     $184.5 million, fund reserves, and pay closing costs. The current sponsors acquired the 350 Madison Avenue Property on February 7, 2005 for a total cost of approximately $202.6 million including reserves and closing costs.
     Including the additional costs of the subject loan, their basis in the 350
     Madison Avenue Property is $208.6 million.

     The 350 Madison Avenue Loan has an initial term of 120 months and a remaining term of 115 months. The loan requires payments of interest only for the entire term. The scheduled maturity date is February 6, 2016.
     Voluntary prepayment of the 350 Madison Avenue Loan is prohibited prior to the payment date of November 6, 2015 and permitted on such payment date and thereafter without a penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted from August 6, 2008.

o    THE PROPERTY. The 350 Madison Avenue Property is a 25-story, 383,927 sf class-A office building (including a 21,952 sf, 4-story annex building)
     located on the southwest corner of Madison Avenue and 45th Street in New
     York, New York. The collateral includes the main office tower at 350
     Madison Avenue (361,975 sf) and a 4-story annex building at 10-12 East 45th
     Street (21,952 sf) connected to the tower with access to the Paul Stuart retail space via interior corridors. Built in 1924, the brick and steel building features floor plates of 6,500 to 22,000 square feet. As the building does not directly abut the neighboring buildings, floors benefit from windows on all sides, providing natural light to all areas of the floor plates. Located two blocks from Grand Central station, the building enjoys easy commuter access as well as many retail and dining amenities. A prior ownership group purchased the property from Conde Nast Publications in July 1999. At the time of the sale, Conde Nast occupied all of the space in the building, except for the retail component. Between 1999 and 2001, the prior owner completed a $40 million renovation program to reposition the building as a Class A, multi-tenant office tower taking advantage of its location. The renovation included replacement or upgrades of all major mechanical systems and creating a new lobby designed by the architecture firm of Skidmore, Owings, and Merrill. The newly renovated space was then leased as a multi-tenant building. The 76,903 sf Paul Stuart retail space has not been renovated.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -45-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 350 MADISON AVENUE
--------------------------------------------------------------------------------

     As of June 1, 2006, the 350 Madison Avenue Property was 99.2% leased to 13 office tenants and one retail tenant. The four largest tenants lease 69.5%
     of the building. The three largest office tenants utilize the property as their New York headquarters. Paul Stuart, an international retailer of upscale clothing, has been a tenant in the 350 Madison Avenue Property since 1965 and currently leases 76,903 sf through September 2014. 50,000 sf of Paul Stuart's space is prime retail space with frontage on both Madison
     Avenue and 45th Street. According to an appraisal by Cushman & Wakefield dated October 1, 2005, Paul Stuart's current annual rent is approximately
     $6 million below market levels, but there can be no assurance that such rents can ever be achieved..

     The 350 Madison Avenue Borrower (as defined below) and Kensico Properties
     ("KENSICO"), an affiliate of the sponsors, have entered into a master lease for 28,175 sf located on the 16th and 17th floors at a rent of $54.66 per square foot per annum for a term of 4 years from the closing date (expiring
     February 6, 2010). The obligation under this master lease is guaranteed by the loan sponsors to a maximum liability of $4,288,333.33. Such liability shall be reduced dollar for dollar by rents paid by rents paid by Kensico under the master lease and by any rents received by any replacement leases on the master leased space. This master leased space represents 7.3% of the total rentable square footage of the building. The space was previously leased by a tenant that never took occupancy and subsequently filed for bankruptcy. The tenant security deposit was used by the owner to pay rents until it was depleted. The master lease was required by lender as a closing condition for a prior mortgage loan secured by the 350 Madison Avenue
     Property.

     The 350 Madison Avenue Property was granted a property tax abatement under the Industrial and Commercial Incentive Plan ("ICIP") between 2001 and 2012 due to the increase in the value of improvements as a result of past renovations. Property taxes on the exemption base of $10.44 million are
     100% exempt for the first 8 years through 2008, then the exemption is phased-out 20% per year for the following 4 years, at which time the abatement ends. Based on the current tax rate of 11.674%, the abatement equals approximately $1.2 million.

     The following table presents certain information relating to some of the largest tenants at the 350 Madison Avenue Property:

                  LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                                                                         % OF TOTAL      ANNUALIZED
                                   CREDIT RATING                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                  (FITCH/MOODY'S/    TENANT               UNDERWRITTEN   UNDERWRITTEN     BASE RENT      LEASE
       TENANT NAME                    S&P)(1)         NRSF    % OF NRSF    BASE RENT      BASE RENT      (PER NRSF)    EXPIRATION
-------------------------------   ---------------   -------   ---------   ------------   ------------   ------------   ----------

BT North America                      A-/NR/A-       81,915     21.3%      $ 4,914,900        25.1%        $60.00       2/28/2013
C.E. Unterberg Towbin                 NR/NR/NR       73,450     19.1         3,464,500        17.7         $47.17       3/31/2016
Paul Stuart                           NR/NR/NR       76,903     20.0         2,585,801        13.2         $33.62       9/30/2014
Citco Fund Services (USA, Inc.)       NR/NR/NR       34,700      9.0         2,131,158        10.9         $61.42      10/31/2011
Master Lease (Kensico
   Properties N.V. Inc.)              NR/NR/NR       28,175      7.3         1,540,000         7.9         $54.66       2/6/2010
                                                    -------    -----       -----------       -----         ------
TOTAL LARGEST TENANTS                               295,143     76.9%      $14,636,359        74.8%        $49.59
Other Tenants                                        85,540     22.3         4,924,203        25.2         $57.57
Vacant Space                                          3,244      0.8
                                                    -------    -----       -----------       -----         ------
TOTAL/WTD. AVG. ALL TENANTS                         383,927    100.0%      $19,560,562       100.0%        $51.38
                                                    =======    =====       ===========       =====         ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -46-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 350 MADISON AVENUE
--------------------------------------------------------------------------------

     The following table presents certain information relating to the lease rollover schedule at 350 Madison Avenue Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                           % OF TOTAL      ANNUALIZED
                                                             ANNUALIZED     ANNUALIZED    UNDERWRITTEN
   YEAR ENDING      EXPIRING   % OF TOTAL   CUMULATIVE OF   UNDERWRITTEN   UNDERWRITTEN     BASE RENT
   DECEMBER 31,       NRSF        NRSF       TOTAL NRSF       BASE RENT      BASE RENT     (PER NRSF)
-----------------   --------   ----------   -------------   ------------   ------------   ------------

2006                       0       0.0%           0.0%       $         0        0.0%         $ 0.00
2007                       0       0.0            0.0%                 0        0.0          $ 0.00
2008                   9,075       2.4            2.4%           435,600        2.2          $48.00
2009                       0       0.0            2.4%                 0        0.0          $ 0.00
2010                  28,175       7.3            9.7%         1,540,000        7.9          $54.66
2011                 105,628      27.5           37.2%         6,610,761       33.8          $62.59
2012                       0       0.0           37.2%                 0        0.0          $ 0.00
2013                  81,915      21.3           58.6%         4,914,900       25.1          $60.00
2014                  76,903      20.0           78.6%         2,585,801       13.2          $33.62
2015                       0       0.0           78.6%                 0        0.0          $ 0.00
2016 & Thereafter     78,987      20.6           99.2%         3,473,500       17.8          $43.98
Vacant                 3,244       0.8          100.0%               N/A        N/A             N/A
                     -------     -----                       -----------      -----          ------
TOTAL/WTD. AVG.      383,927     100.0%                      $19,560,562      100.0%         $51.38
                     =======     =====                       ===========      =====          ======

(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrower is 350 Madison Properties LLC (the "350 MADISON
     AVENUE BORROWER"), a single asset, single-member, special purpose, bankruptcy remote Delaware limited liability company with an independent director. Legal counsel to the borrower delivered a non consolidation opinion in connection with the origination of the 350 Madison Avenue Loan.
     Nabil and Fouad Chartouni (the "350 MADISON AVENUE LOAN SPONSORS") each indirectly own 50% of the 350 Madison Avenue Borrower. The 350 Madison
     Avenue Loan has the standard non-recourse carveout obligations and joint and several guaranties of those obligations have been provided by the 350
     Madison Avenue Sponsors. In addition, the 350 Madison Avenue Sponsors provided a guaranty pursuant to which $5,000,000 of the cost of the replacing the facade of the building and the completion of the replacement was guarantied. The 350 Madison Avenue Borrower is obligated to complete such improvements within the first five years of the loan term using its own funds and not funds from the 350 Madison Avenue Loan reserve accounts.

     Since 1979, the 350 Madison Avenue Sponsors have conducted their property investment and operations through multiple, wholly owned entities. The
     Chartouni's have developed and invested in real estate projects in the
     U.S., Europe and Asia. They have or continue to directly or indirectly own and operate properties in New York City, including at 366 Madison Avenue,
     509 Madison Avenue, 11 East 44th Street, and The Lowell Hotel.
     Additionally, they have invested in development parcels on Long Island and
     Connecticut, The L'Ermitage Hotel in Beverly Hills, and Credicom, a
     publicly traded European property company which owned, among other investments, The Richemond Hotel in Geneva and The Amanresort Chain in
     Asia.

o    ESCROWS AND RESERVES. The 350 Madison Avenue Loan provides for upfront and ongoing reserves as follows:

     Tax and Insurance Reserve: The funds in such account will be used to pay for taxes and insurance premiums. The 350 Madison Avenue Borrower is required to make monthly contributions into the account in an amount equal to 1/12th of the amount the lender estimates will be necessary to pay impositions, such as taxes and insurance premiums, over the succeeding twelve months.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -47-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 350 MADISON AVENUE
--------------------------------------------------------------------------------

     Capital Expense Reserve: The 350 Madison Avenue Borrower is required to deposit $5,870 per month ($70,440 per year) into this reserve account.
     Funds in this reserve shall be used for approved capital expenses at the
     350 Madison Avenue Property.

     Rollover Reserve: The 350 Madison Avenue Borrower is required to deposit
     $29,350 per month ($352,200 per year) into this reserve account. Also, any lease termination payment shall be paid into this reserve account. Funds in this reserve shall be used for approved tenant improvement and leasing commission costs at the 350 Madison Avenue Property.

     Master Lease Space Rollover Reserve: At closing, $2,000,000 was deposited with the lender into an upfront master lease space rollover reserve to be used for certain tenant improvement and leasing commission costs associated with the re-leasing of the former Vennworks space (28,175 sf on the 15th and 16th floors) described under "--The Property" above.

     Special Rollover Reserve: During a "Lease Sweep Period" (hereafter defined), an amount equal to the lesser of all excess cash and the amount necessary to terminate the Lease Sweep Period in question shall be deposited into this account to pay for approved leasing expenses to re-tenant the applicable leased space. In addition, the Down Time Funds
     (defined below) on deposit in this account may be used to fund debt service or operating expense shortfalls on any given payment date. A "LEASE SWEEP
     PERIOD" is a period which commences (1) 12 months prior to the expiration of the BT North America lease or C.E. Unterberg, Towbin lease, (2) if either lease is not renewed, (3) if either lease is terminated or surrendered, (4) if a monetary or material non-monetary default under either lease occurs beyond any applicable notice and cure period; or (5) if either tenant is the subject of an insolvency proceeding; and terminates upon the earliest to occur of the following: (A) when an amount equal to the sum of (x) fifty percent (50%) of the then-escalated annual rent under the subject lease for the year immediately prior to the commencement of the subject Lease Sweep Period (the "DOWN-TIME FUNDS") plus (y) $40.00 per square foot of space demised under the subject lease or, in the event of a partial termination or surrender, the affected portion of such lease (the
     "TILC FUNDS" and together with the Down-Time Funds, the "LEASE SWEEP
     AMOUNT") has accumulated in the Special Rollover Reserve account and the
     Rollover Reserve account; (B) when all of the space demised under the subject lease has been fully leased pursuant to acceptable replacement lease(s) and all approved leasing expenses (and any other expenses in connection with the re-tenanting of such space) have been paid in full; (C)
     for a Lease Sweep Period commencing as described in clauses (1), (2) or (3)
     above, when the subject lease is extended or renewed and funds in an amount equal to expressly identifiable and quantifiable contractual obligations of the borrower have accumulated in the Special Rollover Reserve account and
     Rollover Reserve account to pay for all tenant improvement costs and leasing commissions (if any) in connection with such renewal or extension,
     (D) for a Lease Sweep Period commencing as described in clause (4) above, when the subject default has been cured; (E) for a Lease Sweep Period commencing as described in clause (5) above, when the applicable insolvency proceeding has terminated or the applicable lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to lender; or (F)
     when an irrevocable letter of credit with a face amount equal to the Lease
     Sweep Amount has been delivered to the lender.

o    LOCK BOX AND CASH MANAGEMENT. The 350 Madison Avenue Loan requires a hard lock box, which was put in place at closing. The loan documents require that all rents received by the borrower or the property manager be deposited into the lockbox account within two business days after receipt and that the borrower instruct all tenants to send rents directly to the lockbox account. On each business day, all funds on deposit in the lockbox account are swept to a cash management account under the control of the lender. Unless a Lease Sweep Period

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -48-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - 350 MADISON AVENUE
--------------------------------------------------------------------------------

     is continuing, all available cash after payment of debt service, operating expenses and required reserves is remitted to the borrower.

o    PROPERTY MANAGEMENT. The 350 Madison Avenue Property is managed by 350
     Management LLC (the "350 MADISON AVENUE MANAGER"), a Delaware limited liability company that is affiliated with the borrower. The 350 Madison
     Avenue Manager has contracted out property management pursuant to a sub-management agreement to Monday Properties Services, LLC, an un-related, third-party company that is an affiliate of Monday Properties. Monday
     Properties manages a portfolio of 17 properties consisting of over 7 million sf, and has managed the 350 Madison Avenue Property for six years.
     The lender may replace the property manager if (i) an Event of Default is continuing under the loan documents or (ii) the 350 Madison Avenue Manager is in material default under the management agreement, or (iii) upon the gross negligence, malfeasance or willful misconduct of the 350 Madison
     Avenue Manager. 350 Madison Avenue Manager receives an annual management fee of 3.5% of the gross revenues from the operation of the 350 Madison
     Avenue Property. The approved management fee between the 350 Madison Avenue
     Borrower and the 350 Madison Avenue Manager is capped at (i) 1% of gross revenue of the property if the manager is an affiliate of the 350 Madison
     Avenue Borrower or 350 Madison Avenue Sponsors or (ii) 2% of gross revenue of the property if either (a) the manager is a third-party, un-affiliated company or (b) the manager is an affiliate of the 350 Madison Avenue
     Borrower or 350 Madison Avenue Sponsors and such affiliated manager sub-contracts all day-to-day operation and leasing obligations under the management agreement to a third-party, un-affiliated manager. The 350
     Madison Avenue Borrower is permitted to pay management fees in excess of such cap from its own funds. The current sub-management agreement fee is
     $300,000 per year subject to 3% per year increases.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    TERRORISM INSURANCE. The 350 Madison Avenue Property is insured against acts of terrorism as part of its "all-risk" property coverage. The 350
     Madison Avenue Loan documents require the 350 Madison Avenue Borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the 350 Madison Avenue Property, provided that such coverage is available. In the event that coverage for terrorism is not included as part of the "all risk" property policy, the borrower will, nevertheless be required to obtain coverage for terrorism (as stand alone coverage) to the extent available, in an amount equal to 100% of the replacement cost of the
     350 Madison Avenue Property, subject to a premium cap equal to 125% of the aggregate insurance premiums payable with respect to all required property insurance coverage for the last policy year in which coverage for terrorism was included as part of an all-risk policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk
     Factors--Risks Related to the Underlying Mortgage Loans--The Absence of or
     Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely
     Affect Payments on Your Certificates" in the Prospectus Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -49-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PORTALS I
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -50-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PORTALS I
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -51-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PORTALS I
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                             Washington, DC
Property Type                                                             Office
Size (sf)                                                                475,975
Percentage Leased as of June 6, 2006                                       93.4%
Year Built                                                                  1992
Appraisal Value                                                     $235,000,000
Underwritten Occupancy                                                     93.4%
Underwritten Revenues                                                $23,385,921
Underwritten Total Expenses                                           $8,771,496
Underwritten Net Operating Income (NOI)                              $14,614,425
Underwritten Net Cash Flow (NCF)                                     $13,636,052

                            MORTGAGE LOAN INFORMATION

Originator                                                                 GSCMC
Cut-off Date Principal Balance                                      $155,000,000
Cut-off Date Principal Balance PSF/Unit                                  $325.65
Percentage of Initial Mortgage Pool Balance                                 4.3%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             6.033%
Original Term to Maturity (Months)                                           121
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     66.0%
LTV Ratio at Maturity                                                      66.0%
Underwritten DSCR on NOI                                                   1.54x
Underwritten DSCR on NCF                                                   1.44x

o    THE LOAN. The mortgage loan (the "PORTALS I LOAN") is evidenced by a note in the original principal amount of $155,000,000 and is secured by a first mortgage encumbering an office building in Washington, DC (the "PORTALS I
     Property"). The Portals I Loan was originated by Goldman Sachs Commercial
     Mortgage Capital, L.P. and subsequently purchased by Goldman Sachs Mortgage
     Company. The Portals I Loan was originated on June 6, 2006 and represents approximately 4.3% of the initial mortgage pool balance. The note evidencing the Portals I Loan had an original principal balance and has a principal balance as of the cut-off date of $155,000,000 and an interest rate of 6.033%. The proceeds of the Portals I Loan were used to refinance existing debt on the Portals I Property

     The Portals I Loan had an initial term of 121 months and has a remaining term of 120 months. The loan requires payments of interest only during the term of the loan. The scheduled maturity date is the payment date in July
     2016. Voluntary prepayment of the Portals I Loan is prohibited until the payment date in March 2016. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o    THE PROPERTY. The Portals I Property is a 9-story, 475,975 sf class-A office building (including 20,648 sf of retail space), located in
     Washington, DC. The building contains a 261,500 sf below grade parking garage that is leased to Central Parking. The Portals I Property was completed in 1992 as the first phase of the larger mixed-use development that now includes a 450-room Mandarin Oriental Hotel that opened in 2004,
     Portals II which is the headquarters of the FCC and the Portals III office building. As of June 6, 2006, the Portals I Property was approximately
     93.4% occupied, with 18 tenants.

     The largest leases, representing approximately 89.0% of the building, are with Carefirst BlueCross BlueShield and various U.S. Government agencies.
     The following table presents certain information relating to the major tenants at the Portals I Property:

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -52-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PORTALS I
--------------------------------------------------------------------------------

           LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                     % OF TOTAL      ANNUALIZED
                                  CREDIT RATING                        ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                 (FITCH/MOODY'S/              % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT
          TENANT NAME                S&P)(1)         NRSF     NRSF      BASE RENT      BASE RENT     (PER NRSF)   LEASE EXPIRATION
------------------------------   ---------------   -------   -----   ------------   ------------   ------------   ----------------

Carefirst BlueCross BlueShield     NR / NR / NR     94,889    19.9%   $ 4,388,663        23.0%        $46.25          4/30/2011
GSA (FCC)                         NR / NR / AAA     73,600    15.5      3,236,600        17.0         $43.98         10/31/2012
GSA (USDA)                        NR / NR / AAA     56,590    11.9      2,575,050        13.5         $45.50         12/31/2011
GSA (USDA)                        NR / NR / AAA     60,354    12.7      2,540,337        13.3         $42.09         10/15/2008
GSA (HHS)                         NR / NR / AAA     55,100    11.6      2,256,903        11.8         $40.96         11/30/2009
GSA (HUD)                         NR / NR / AAA     43,500     9.1      1,823,151         9.6         $41.91          7/26/2012
GSA (FAA)                         NR / NR / AAA     39,494     8.3      1,609,387         8.4         $40.75          7/26/2012
                                                   -------   -----    -----------       -----         ------
TOTAL LARGEST TENANTS                              423,527    89.0%   $18,430,091        96.6%        $43.52
Remaining Tenants                                   21,112     4.4        648,982         3.4         $30.74
Vacant Spaces                                       31,336     6.6              0         0.0         $ 0.00
                                                   -------   -----    -----------       -----         ------
TOTAL/WTD. AVG. ALL TENANTS                        475,975   100.0%   $19,079,073       100.0%        $42.91
                                                   =======   =====    ===========       =====         ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Portals I Property:

                          LEASE EXPIRATION SCHEDULE (1)

                                                                                                            ANNUALIZED
                                                                    ANNUALIZED                             UNDERWRITTEN
                           EXPIRING      % OF       CUMULATIVE     UNDERWRITTEN    % OF TOTAL ANNUALIZED    BASE RENT
YEAR ENDING DECEMBER 31,     NRSF     TOTAL NRSF   OF TOTAL NRSF     BASE RENT    UNDERWRITTEN BASE RENT    (PER NRSF)
------------------------   --------   ----------   -------------   ------------   ----------------------   ------------

2006                          3,695       0.8%           0.8%      $   138,581              0.7%              $37.51
2007                          4,460       0.9            1.7%          217,355              1.1               $48.73
2008                         63,954      13.4           15.1%        2,716,269             14.2               $42.47
2009                         63,427      13.3           28.5%        2,324,516             12.2               $36.65
2010                              0       0.0           28.5%                0              0.0               $ 0.00
2011                        151,479      31.8           60.3%        6,963,713             36.5               $45.97
2012                        156,594      32.9           93.2%        6,669,138             35.0               $42.59
2013                              0       0.0           93.2%                0              0.0               $ 0.00
2014                          1,030       0.2           93.4%           49,502              0.3               $48.06
2015                              0       0.0           93.4%                0              0.0               $ 0.00
2016 & Thereafter                 0       0.0           93.4%                0              0.0               $ 0.00
Vacant                       31,336       6.6          100.0%                0              0.0               $ 0.00
                            -------     -----                      -----------            -----               ------
TOTAL/WTD. AVG.             475,975     100.0%                     $19,079,073            100.0%              $42.91
                            =======     =====                      ===========            =====               ======

(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrower is Parcel 49b Limited Partnership, a single-purpose, single-asset entity. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the Portals I Loan. The borrower of the Portals I Loan is indirectly owned by Tower Associates, Inc. and Portals Development Associates Limited
     Partnership, an affiliate of Republic Properties Corporation. Republic
     Properties Corporation is a Washington, DC based, privately owned, real estate investment, management and development company focusing on institutional quality real estate. Portals Development Associates Limited
     Partnership is the guarantor of the non-recourse carve-outs and certain environmental obligations under the Portals I Loan.

o    ESCROWS. At origination, the borrower deposited $2,500,000 into a reserve account to cover certain tenant improvements and leasing commissions at the
     Portals I Property and $47,500 into a reserve account to cover

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -53-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PORTALS I
--------------------------------------------------------------------------------

     certain deferred maintenance conditions at the Portals I Property. The loan documents provide for monthly escrows for real estate taxes and insurance and, for a two-year period commencing on January 1, 2009, monthly escrows for certain tenant improvements and leasing commissions. In addition, during the continuance of a Portals I Cash Trap Period, the loan documents require the reserve of all amounts on deposit in the cash management account as additional collateral for the Portals I Loan, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance, capital expenditures, tenant improvement allowances and leasing commissions. A "PORTALS I CASH
     TRAP PERIOD" means any period commencing as of the end of any fiscal quarter in which the net operating income of the Portals I Property for the prior twelve-month period is less than 85% of the net operating income at origination and terminating as of the end of any two consecutive fiscal quarters in which the net operating income of the Portals I Property for the prior twelve-month period is at least equal to 85% of the net operating income at origination.

o    LOCK BOX AND CASH MANAGEMENT. The Portals I Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. On each business day that there is no event of default under the Portals I Loan and no Portals I Cash Trap
     Period is ongoing, all funds in the lockbox account in excess of debt service, all other amounts due lender and all reserves required under the loan documents will be remitted to an account specified by the borrower.
     During the continuance of an event of default under the Portals I Loan, the lender may apply any funds in the lockbox account to the obligations of the borrower under the Portals I Loan in such order of priority as the lender may determine.

o    PROPERTY MANAGEMENT. The Portals I Property is currently managed by Portals
     Development Associates Limited Partnership, an affiliate of the borrower, pursuant to a management agreement. Under the loan documents, the property manager's fee cannot exceed 4% of the revenues from the Portals I Property.
     The lender may require the borrower to replace the property manager if an event of default under the Portals I Loan has occurred or the property manager becomes insolvent, or upon a material default by the property manager under the property management agreement.

o    TERRORISM INSURANCE. The loan documents require that the all risk insurance policies required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Portals I
     Property as well as business interruption insurance covering the 18 month period from the occurrence of a casualty (plus an extended period of indemnity for 12 months after restoration). The borrower must maintain such coverage if it is then being obtained by prudent owners of real estate in the United States of a similar type and quality and in a similar location to the Portals I Property or is otherwise available for an annual premium of $175,000 or less (or if prudent owners are not maintaining such coverage or if such coverage is not available for an annual premium of $175,000 or less, then the borrowers are required to obtain the amount of terrorism coverage available for an annual premium of $175,000 or less, as is acceptable to lender in its reasonable discretion). The borrowers are permitted to maintain such terrorism coverage through a blanket policy. See
     "Risk Factors--Risks Related to the Underlying Mortgage Loans--The Absence
     of or Inadequacy of Insurance Coverage on the Mortgaged Properties May
     Adversely Affect Payments on Your Certificates" in the Prospectus
     Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -54-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PACIFIC CENTER
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -55-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PACIFIC CENTER
--------------------------------------------------------------------------------

                                  [MAP OMIITED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -56-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PACIFIC CENTER
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                      San Diego, California
Property Type                                                             Office
Size (sf)                                                                438,960
Percentage Leased as of May 30, 2006                                       88.8%
Year Built/Year Renovated                                              1986/2002
Appraisal Value                                                     $155,000,000
Underwritten Occupancy                                                     88.8%
Underwritten Revenues                                                $13,073,145
Underwritten Total Expenses                                           $4,403,016
Underwritten Net Operating Income (NOI)                               $8,670,129
Underwritten Net Cash Flow (NCF)                                      $8,648,181

                            MORTGAGE LOAN INFORMATION

Originator                                                                  GCFP
Cut-off Date Principal Balance                                      $121,200,000
Cut-off Date Principal Balance PSF/Unit                                  $276.11
Percentage of Initial Mortgage Pool Balance                                 3.4%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                            5.7594%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     78.2%
LTV Ratio at Maturity                                                      78.2%
Underwritten DSCR on NOI                                                   1.23x
Underwritten DSCR on NCF                                                   1.22x

o    THE LOAN. The mortgage loan (the "PACIFIC CENTER LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the class-A office building located at 1455 Frazee Road and 1615 Murray Canyon Road in
     San Diego, California (the "PACIFIC CENTER PROPERTY"). The Pacific Center
     Loan represents approximately 3.4% of the initial mortgage pool balance.
     The Pacific Center Loan was originated on April 19, 2006, has an original principal balance and a principal balance as of the cut-off date of
     $121,200,000, and an interest rate of 5.7594% per annum. The DSCR and LTV on the Pacific Center Loan are 1.22x and 78.2%, respectively. The proceeds of the Pacific Center Loan were used to return acquisition capital to the direct and indirect owners of the borrower.

     The Pacific Center Loan has an initial term of 120 months and a remaining term of 118 months. The Pacific Center Loan requires payments of interest only for the entire term. The scheduled maturity date is May 6, 2016.
     Voluntary prepayment of the Pacific Center Loan is prohibited prior to the payment date of February 6, 2016 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted from August 6, 2008.

o    THE PROPERTY. The Pacific Center Property is comprised of two ten-story office towers and a six-level parking garage located on 6.37-acres in San
     Diego, California. The first tower was constructed in 1986 and consists of
     220,757-sf. The second tower was built in 1988 and consists of 218,203 sf.
     The parking structure and surface parking field located between the two towers, contain 1,249 stalls and 172 surface parking spaces, yielding 1,421 stalls. In aggregate, the Pacific Center Property is comprised of 438,960 sf with average floor plates of approximately 22,000 sf.

     The largest tenant at the Pacific Center Property is Booz Allen & Hamilton,
     occupying approximately 112,524 sf and 25.6% of the property. Of that space, 51,553 sf expire in May, 2007, 25,724 sf expire in December, 2007,
     22,322 sf expire in May, 2009, and 12,925 sf expire in April, 2011. The second largest tenant is Maxim Systems, occupying 34,307 sf and 7.8% of the
     Pacific Center Property under a lease expiring in February, 2012. The third largest tenant is CACI Technologies, Inc., occupying 29,802 sf and 6.8% of the Pacific Center Property under a lease expiring in July, 2010.

     As of May 30, 2006, the property is approximately 88.8% leased.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -57-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PACIFIC CENTER
--------------------------------------------------------------------------------

     The following table presents certain information relating to some of the largest tenants at the Pacific Center Property:

                  LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                                                              % OF TOTAL
                               CREDIT RATING                    ANNUALIZED    ANNUALIZED      ANNUALIZED
                              (FITCH/MOODY'S/   TENANT   % OF  UNDERWRITTEN  UNDERWRITTEN  UNDERWRITTEN BASE
        TENANT NAME               S&P)(1)        NRSF    NRSF    BASE RENT     BASE RENT     RENT (PER NRSF)   LEASE EXPIRATION
----------------------------  ---------------  -------  -----  ------------  ------------  -----------------  ----------------

Booz Allen & Hamilton             NR/NR/NR     112,524   25.6%  $ 3,237,272      28.7%          $28.77           Various(2)
Maxim Systems                     NR/NR/NR      34,307    7.8       955,107       8.5           $27.84           2/28/2012
CACI Technologies, Inc           NR/Ba2/BB      29,802    6.8       847,569       7.5           $28.44            7/9/2010
URS Corporation                  NR/Ba1/BB+     27,869    6.3       846,880       7.5           $30.39           9/30/2010
BRAC - GSA Navy Base Realign    AAA/Aaa/AAA     22,335    5.1       630,455       5.6           $28.23           8/15/2015
HRA Medical Mgmt                  NR/NR/NR      19,207    4.4       546,247       4.8           $28.44           5/31/2010
Total Largest Tenants                          246,044   56.1     7,063,529      62.7           $28.71
Remaining Tenants                              143,728   32.7     4,199,428      37.3           $29.22
Vacant Space                                    49,188   11.2             0       0.0           $ 0.00
                                               -------  -----   -----------     -----           ------
TOTAL/WTD. AVG. ALL TENANTS                    438,960  100.0%  $11,262,957     100.0%          $28.90
                                               =======  =====   ===========     =====           ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  51,553 sf expires on 5/31/2007, 25,724 sf expires 12/31/2007, 22,322 sf expires 5/31/2009 and 12,925 sf expires 4/30/2011.

     The following table presents certain information relating to the lease rollover schedule at the Pacific Center Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                 % OF TOTAL     ANNUALIZED
                                                                  ANNUALIZED     ANNUALIZED    UNDERWRITTEN
  YEAR ENDING                       % OF TOTAL   CUMULATIVE OF   UNDERWRITTEN   UNDERWRITTEN     BASE RENT
  DECEMBER 31,      EXPIRING NRSF      NRSF       TOTAL NRSF       BASE RENT      BASE RENT     (PER NRSF)
-----------------   -------------   ----------   -------------   ------------   ------------   ------------

2006                    26,738          6.1%           6.1%       $   791,784        7.0%         $29.61
2007                   116,939         26.6           32.7%         3,301,620       29.3          $28.23
2008                    32,826          7.5           40.2%           997,020        8.9          $30.37
2009                    24,996          5.7           45.9%           718,649        6.4          $28.75
2010                    99,743         22.7           68.6%         2,937,718       26.1          $29.45
2011                    28,062          6.4           75.0%           819,497        7.3          $29.20
2012                    34,307          7.8           82.8%           955,107        8.5          $27.84
2013                         0          0.0           82.8%                 0        0.0          $ 0.00
2014                         0          0.0           82.8%                 0        0.0          $ 0.00
2015                    26,161          6.0           88.8%           741,562        6.6          $28.35
2016 & Thereafter            0          0.0           88.8%                 0        0.0          $ 0.00
Vacant                  49,188         11.2          100.0%               N/A        N/A             N/A
                       -------        -----                       -----------      -----          ------
TOTAL/WTD. AVG.        438,960        100.0%                      $11,262,957      100.0%         $28.90
                       =======        =====                       ===========      =====          ======

(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrower is Maguire Properties-Pacific Center, LLC (the
     "PACIFIC CENTER BORROWER"), a special-purpose, bankruptcy-remote entity with two independent directors. Legal counsel to the Pacific Center
     Borrower delivered a non-consolidation opinion in connection with the origination of the Pacific Center Loan. The sponsor of the Pacific Center
     Borrower is Maguire Properties, Inc. ("MPI"), a publicly traded REIT, with a market capitalization of $1.47 billion as of May 30, 2006. Robert F.
     Maguire III, the largest shareholder, chairman of the board and Co-Chief
     Executive Officer of MPI, is an experienced real estate investor. MPI currently owns a portfolio comprised of whole or partial interests in 23 properties (69 buildings) with

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -58-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PACIFIC CENTER
--------------------------------------------------------------------------------

     approximately 15.4 million net rentable sf, one 350-room hotel with 266,000 sf and structured parking (on- and off-site) totaling 10 million sf, and surface parking, which in total accommodates over 32,500 vehicles. MPI also owns undeveloped land that can support up to 7.3 million sf of office, retail, and residential uses and an additional 3.6 million sf of structure parking. In 1965, Robert F. Maguire III founded MPI's predecessor, Maguire
     Partners, to own, manage, develop and acquire office properties in the
     Southern California market. Over its 41-year history, Maguire Partners established a successful record of developing visible class-A buildings.
     MPI is one of the largest commercial real estate developers and owners headquartered on the West Coast and one of the nation's largest developers of class-A quality office and mixed-use properties. The company specializes in large, architecturally significant projects, and has developed a number of significant projects in Los Angeles County, including Wells Fargo Tower,
     US Bank Tower, Gas Company Tower, and KPMG Tower. The borrower sponsor's operating partner, Maguire Properties, L.P. ("MPLP") guaranteed the non-recourse carveouts of the Pacific Center Loan.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance premiums. At closing, the Pacific Center Borrower made an initial deposit in an amount equal to $5,000,000 into a capital reserve to be used for common area upgrades. In addition to the foregoing, the
     Pacific Center Borrower will make monthly ongoing deposits into the capital reserve in an amount initially equal to $9,145, which amount will only need to be deposited on payment dates when the capital reserve is below
     $500,000. Additionally, at closing, the Pacific Center Borrower made an initial deposit in an amount equal to $4,400,000 into a tenant improvements and leasing commissions reserve. In addition to the foregoing, the Pacific
     Center Borrower will make monthly ongoing deposits in an amount initially equal to $45,725 commencing on the earlier to occur of (i) May 6, 2009 or
     (ii) the first payment date following the date that the funds in the such reserve have been reduced to $1,000,000; provided, however, the Pacific
     Center Borrower will only be obligated to make such monthly payment into the tenant improvement and leasing commissions reserve on any payment date on which the aggregate amount then on deposit in the reserve (excluding any lease termination payments) is below $2,500,000.

o    LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the Pacific Center Borrower to direct tenants to pay their rents directly to a lender controlled hard lock box. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day of receipt and that funds deposited in the lender-controlled account be swept on a daily basis into the Pacific Center Borrower's operating account unless an event of default is continuing or the debt service coverage ratio is less than 1.05x (a "DSCR CASH MANAGEMENT PERIOD"). In the event that a
     DSCR Cash Management Period is continuing, the Pacific Center Borrower has the right to post a letter of credit in an amount equal to the portion of the then-outstanding principal of the loan such that the debt service coverage ratio of at least 1.05x would be maintained on the loan after repayment of the amount of such letter of credit. If an event of default is continuing or during a DSCR Cash Management Period, amounts in the lender-controlled account will be swept into another account controlled by lender and applied to pay debt service, operating expenses and any required reserves under the loan documents. At any time during the continuance of an event of default, lender may apply any sums then held pursuant to the cash management agreement to the payment of the debt. Additionally, if a DSCR
     Cash Management Period is continuing for two consecutive calendar quarters, lender may use the additional cash collateral to purchase defeasance eligible collateral and apply the proceeds of such collateral to pay a portion of the monthly payments due under the Pacific Center Loan each month.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -59-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - PACIFIC CENTER
--------------------------------------------------------------------------------

o    PROPERTY MANAGEMENT. MPLP, an affiliate of the Pacific Center Borrower, is the property manager for the Pacific Center Property. The lender may replace the property manager if (i) an event of default occurs and not cured, (ii) a bankruptcy of MPLP occurs, (iii) the maturity date has occurred and the loan is not repaid or (iv) the property manager defaults under the property management agreement. Thereafter, the Pacific Center
     Borrower may not enter into any agreement relating to the management of the
     Pacific Center Property without the express written consent of lender and the rating agencies. The management fee is equal to 3.0% of all rent and other income collected from tenants at the Pacific Center Property. Leasing commissions are payable separately based on a fixed schedule. MPLP contracts out certain services to an affiliated subcontractor pursuant to a services subcontract that is terminable by either party on 30 days' notice.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is currently no mezzanine or subordinate indebtedness. The loan documents permit MPI, MPLP or any entity holding any direct or indirect interests in MPI or MPLP, to pledge their indirect ownership interests in the Pacific Center Borrower (but not the foreclosure thereon) to any permitted institutional transferee providing a corporate line of credit or other financing to MPI, MPLP or any entity holding any direct or indirect interests in MPI or MPLP, so long as the indirect interests in the Pacific Center Borrower that are pledged as collateral comprise no more than 33% of the total value of the collateral for such line of credit or other financing, and provided that (i) no default has occurred and remains uncured and (ii) the lender has received payment of, or reimbursement for, all costs and expenses incurred by lender in connection with such pledges (including, but not limited to, reasonable attorneys' fees and costs and expenses of the rating agencies).

o    TERRORISM INSURANCE. The loan documents require the Pacific Center Borrower to maintain terrorism insurance. The Pacific Center Property has terrorism coverage as part of its sponsor's blanket all-risk property coverage. The loan documents provide that if "certified acts of terrorism," as identified by the United States Government, are excluded from Pacific Center
     Borrower's comprehensive all risk insurance policy or business income coverage, the borrower is required to obtain an endorsement to such policies, or separate policies, insuring against all such "certified acts of terrorism" ("TERRORISM ACTS"), at the borrower's option, either (A) in an amount not less than $360,000,000 on an aggregate basis covering the
     Pacific Center Property and all other properties owned by MPLP or its affiliates as of the closing date of the Pacific Center Loan and providing for a deductible not exceeding $1,000,000 or (B) in a total amount not less than $410,000,000 on an aggregate basis covering the Pacific Center
     Property and all other properties owned by MPLP or its affiliates as of the closing date of the Pacific Center Loan and providing for a deductible of not in excess of 5% of the full replacement value of the Pacific Center
     Property; in either case, provided that the endorsement or policy is (x) in form and substance reasonably satisfactory to lender; and (y)
     non-cancelable (to the extent such non-cancelable insurance is available in the marketplace) (insurance meeting such requirements being referred to herein as "FULL COVERAGE"). Notwithstanding the requirements stated above, in the event that Full Coverage is not available at a cost of 200% of the aggregate amount of the "all risk" insurance premiums payable with respect to the Pacific Center Property and all other properties owned by MPLP or its affiliates for the last policy year adjusted annually by the Consumer
     Price Index (such amount, the "TERRORISM INSURANCE CAP"), then Pacific
     Center Borrower is required to purchase insurance covering Terrorism Acts at the Pacific Center Property in an amount equal to the greatest amount of coverage obtainable at a per annum cost of the Terrorism Insurance Cap. See
     "Risk Factors--Risks Related to the Underlying Mortgage Loans--The Absence
     of or Inadequacy of Insurance Coverage on the Mortgaged Properties May
     Adversely Affect Payments on Your Certificates" in the Prospectus
     Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -60-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - MONTEHIEDRA TOWN CENTER
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -61-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - MONTEHIEDRA TOWN CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -62-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - MONTEHIEDRA TOWN CENTER
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                      San Juan, Puerto Rico
Property Type                                                             Retail
Size (sf)                                                                540,490
Percentage Leased as of May 15, 2006                                       98.3%
Year Built                                                                  1994
Appraisal Value                                                     $151,000,000
Underwritten Occupancy                                                     98.3%
Underwritten Revenues                                                $14,875,445
Underwritten Total Expenses                                           $4,115,081
Underwritten Net Operating Income (NOI)                              $10,760,364
Underwritten Net Cash Flow (NCF)                                     $10,439,408

                            MORTGAGE LOAN INFORMATION

Originator                                                                 GSCMC
Cut-off Date Principal Balance                                      $120,000,000
Cut-off Date Principal Balance PSF/Unit                                  $222.02
Percentage of Initial Mortgage Pool Balance                                 3.3%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             6.040%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     79.5%
LTV Ratio at Maturity                                                      63.2%
Underwritten DSCR on NOI                                                   1.46x
Underwritten DSCR on NCF                                                   1.42x

o    THE LOAN. The mortgage loan (the "MONTEHIEDRA TOWN CENTER LOAN") is evidenced by a note in the original principal amount of $120,000,000 and is secured by first mortgages encumbering one regional shopping center with five anchors located in San Juan, Puerto Rico (the "MONTEHIEDRA TOWN CENTER
     PROPERTY"). The Montehiedra Town Center Loan was originated on June 9, 2006 by Goldman Sachs Commercial Mortgage Capital, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company. The Montehiedra Town Center
     Loan had an original principal balance and has an outstanding principal balance as of the cut-off date of $120,000,000 and an interest rate of
     6.04%. The Montehiedra Town Center Loan represents approximately 3.3% of the initial mortgage pool balance. The proceeds of the Montehiedra Town
     Center Loan were used to refinance existing debt on the Montehiedra Town
     Center Property.

     The Montehiedra Town Center Loan had an initial term of 120 months and has a remaining term of 120 months. The loan documents require payments of interest only during the term of the loan. The scheduled maturity date is the payment date in July 2016. Voluntary prepayment of the Montehiedra Town
     Center Property Loan is prohibited prior to March 8, 2016. Defeasance with
     United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted at any time after the second anniversary of the securitization closing date
     (or, if the Montehiedra Pari Passu Advance has been made the defeasance lockout period, at the option of the holder of the Montehiedra Pari Passu
     Advance, will extend until after the first payment date following the earlier to occur of the third anniversary of the origination of the
     Montehiedra Pari Passu Advance and the second anniversary of the securitization of both the Montehiedra Pari Passu Advance and the
     Montehiedra Town Center Loan). See "--Future Montehiedra Pari Passu
     Advance" below.

o    THE PROPERTY. The Montehiedra Town Center Property is an approximately
     540,490 sf regional shopping center with five anchors and approximately 85 in-line retail shops and restaurants. The Montehiedra Town Center Property opened in 1994 and is located in San Juan, Puerto Rico. The San Juan,
     Guaynabo, and Trujilo municipalities of the greater San Juan metropolitan area make up the Montehiedra Town Center Property's primary trade area. In these three respective municipalities there are more than 500,000 residents. The San Juan metropolitan area, as a whole, has the highest population density and the highest income distribution on the island.

     The Montehiedra Town Center Property is anchored by K-Mart (approximately
     135,333 sf), The Home Depot (approximately 110,241 sf), Marshalls
     (approximately 52,460 sf), Caribbean Theaters (approximately 50,000 sf) and
     Tiendas Capri (approximately 32,634 sf). The Montehiedra Town Center
     Property's in-line space totals approximately 159,822 sf with approximately
     85 in-line tenants.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -63-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - MONTEHIEDRA TOWN CENTER
--------------------------------------------------------------------------------

     The Montehiedra Town Center Property is approximately 98.3% leased
     (including the anchor spaces), with actual occupancy as of May 15, 2006 of approximately 96.9% with a variety of local and national tenants. Macaroni
     Grill, Footlocker, Bostonian, and GNC are among the retailers occupying the in-line space at the Montehiedra Town Center Property. Sales psf for mall shop tenants (with less than 10,000 sf) is approximately $420 based upon
     March 2006 T-12 Sales. Occupancy costs based on underwritten rent and recoveries at this sales level would be approximately 11.3% for such tenants.

     The following table presents certain information relating to the major tenants at the Montehiedra Town Center Property.

      TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                            % OF TOTAL     ANNUALIZED
                                                                             ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                CREDIT RATING                               UNDERWRITTEN   UNDERWRITTEN    BASE RENT        LEASE
      TENANT NAME            (FITCH/MIS/S&P)(1)   TENANT NRSF   % OF NRSF     BASE RENT      BASE RENT    ($ PER NRSF)   EXPIRATION
--------------------------   ------------------   -----------   ---------   ------------   ------------   ------------   -----------

K-Mart                            BB/NR/BB+         135,333        25.0%     $ 1,455,389       14.2%         $10.75       4/30/2023
The Home Depot                    Aa3/AA/AA         110,241        20.4        1,261,157       12.3          $11.44       4/30/2023
Marshalls                          NR/A3/A           52,460         9.7          944,280        9.2          $18.00       1/31/2014
Tiendas Capri                     NR/NR/NR           32,634         6.0          489,510        4.8          $15.00       8/31/2015
Caribbean Theatres (2)            NR/NR/NR           50,000         9.3          402,500        3.9          $ 8.05       4/30/2021
Romano's Macaroni Grill(3)      BBB+/Baa2/BBB         7,000         1.3          168,000        1.6          $24.00       11/3/2026
Marianne                          NR/NR/NR            5,385         1.0          161,550        1.6          $30.00       3/31/2016
Chili's Grill and Bar           BBB+/Baa2/BBB         6,370         1.2          153,100        1.5          $24.03       6/30/2024
Pacific Sunwear                   NR/NR/NR            4,374         0.8          144,342        1.4          $33.00      12/31/2012
Johnny Rockets (4)                NR/NR/NR            2,538         0.5          129,637        1.3          $51.08       6/30/2016
                                                    -------       -----      -----------      -----          ------
TEN LARGEST TENANTS                                 406,335        75.2%     $ 5,309,465       51.9%         $13.07
Remaining Tenants                                   124,764        23.1        4,916,102       48.1          $39.40
Vacant Spaces                                         9,391         1.7                0        0.0          $ 0.00
                                                    -------       -----      -----------      -----          ------
TOTAL TENANTS                                       540,490       100.0%     $10,225,567      100.0%         $19.25
                                                    =======       =====      ===========      =====          ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Caribbean Theatres is paying ground rent of $402,500 per annum. The improvements are not part of the collateral.

(3)  Tenant has executed a lease, but has not yet taken occupancy.

(4)  This lease is currently out for signature, but has not been executed. We cannot assure you that it will in fact be executed.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -64-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - MONTEHIEDRA TOWN CENTER
--------------------------------------------------------------------------------

     The following table presents certain information relating to the lease rollover schedule at the Montehiedra Town Center Property:

                          LEASE EXPIRATION SCHEDULE (1)

                                                                                     % OF TOTAL     ANNUALIZED
                                                                      ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                            EXPIRING        % OF     CUMULATIVE OF   UNDERWRITTEN   UNDERWRITTEN    BASE RENT
YEAR ENDING DECEMBER 31,   OWNED NRSF   TOTAL NRSF    TOTAL NRSF      BASE RENT       BASE RENT    ($ PER NRSF)
------------------------   ----------   ----------   -------------   ------------   ------------   ------------

2006                          21,715        4.0%           4.0%       $   792,998        7.8%         $36.52
2007                          18,607        3.4            7.5%           481,695        4.7          $25.89
2008                           4,587        0.8            8.3%           203,510        2.0          $44.37
2009                           6,661        1.2            9.5%           340,825        3.3          $51.17
2010                          14,060        2.6           12.1%           554,416        5.4          $39.43
2011                           2,458        0.5           12.6%            83,572        0.8          $34.00
2012                           9,329        1.7           14.3%           315,842        3.1          $33.86
2013                           3,397        0.6           15.0%           133,540        1.3          $39.31
2014                          64,194       11.9           26.8%         1,392,052       13.6          $21.69
2015                          51,792        9.6           36.4%         1,325,753       13.0          $25.60
2016 and Thereafter (2)      334,299       61.9           98.3%         4,601,364       45.0          $13.76
Vacant                         9,391        1.7          100.0%                 0        0.0          $ 0.00
                             -------      -----                       -----------      -----          ------
TOTAL                        540,490      100.0%                      $10,225,567      100.0%         $19.25
                             =======      =====                       ===========      =====          ======

(1)  Calculated based on approximate square footage occupied by each tenant.

(2)  Includes $402,500 of ground rent that Caribbean Theatres is paying on
     50,000 sf.

o    THE BORROWER. The borrower is Vornado Montehiedra Acquisition L.P., a single-purpose, single-asset entity. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the Montehiedra Town Center Loan. The borrower under the Montehiedra Town
     Center Loan is indirectly owned by Vornado Realty L.P. Vornado Realty L.P.
     is the indemnitor of certain environmental obligations under the
     Montehiedra Town Center Loan.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes, insurance, capital expenditures, tenant improvement allowances and leasing commissions and any tenant lease termination payments received by the borrower to be funded during a Montehiedra Cash Trap Period. A
     "MONTEHIEDRA CASH TRAP PERIOD" means any period commencing as of the end of any fiscal quarter in which the net operating income of the Montehiedra
     Town Center Property for the prior twelve-month period is less than 85% of the net operating income at origination and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the Montehiedra Town Center Property for the prior twelve-month period is at least equal to 85% of the net operating income at origination; provided, however, that if a Montehiedra Cash Trap Period would be in effect, the borrower may deliver to the lender a guarantee of Vornado Realty, L.P. (if, among other requirements, its net worth remains at least $500,000,000 at all times the guarantee is in place) or a letter of credit in an amount equal to the difference between 85% of the net operating income at origination and net operating income at the conclusion of the twelve-month period. In that case, no Montehiedra Cash Trap Period will be deemed to have commenced.

o    LOCK BOX AND CASH MANAGEMENT. The Montehiedra Town Center Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to such lender controlled hard lockbox, which amounts are then swept into a borrower-controlled account, unless a Montehiedra Cash Trap Period or event of default under the loan documents exists. During a Montehiedra Cash Trap
     Period if no event of default has occurred and is continuing, amounts in the lockbox account will be applied to pay any required reserves, to pay the scheduled monthly debt service payment and all other amounts

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -65-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - MONTEHIEDRA TOWN CENTER
--------------------------------------------------------------------------------

     due under the Montehiedra Town Center Loan, to pay to the borrower all budgeted expenses (and capping the fees paid to the manager at 4% of operating income) and then to the borrower.

o    PROPERTY MANAGEMENT. The Montehiedra Town Center Property is currently managed by Berenson Associates, Inc., a Massachusetts corporation, pursuant to a management agreement. The property manager is entitled to a management fee of 4% of the rental income for the Montehiedra Town Center Property. In addition, the property manager is entitled to a leasing commission of $1 per rentable square foot for any leasing transaction of 10,000 sf or more, plus certain travel expenses. The lender has the right to require the borrower to replace the manager if a monetary event of default has occurred and is continuing, upon manager becoming insolvent and during the continuance of any material default on the part of manager under the related management agreement beyond any applicable notice and cure period.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    FUTURE MONTEHIEDRA PARI PASSU ADVANCE. The borrower is permitted under the loan documents at any time on or prior to June 9, 2011 to receive an additional pari passu advance (the "MONTEHIEDRA PARI PASSU ADVANCE") from any qualified institutional lender (the "PARI PASSU ADVANCE LENDER") which will be evidenced by a note and secured by a mortgage on the existing collateral and future planned expansion improvements at the borrower's option, within the main "mall" portion of the Montehiedra Town Center
     Property and on approximately 4.1 acres of land adjacent thereto or on one of two adjacent parcels (the "EXPANSION IMPROVEMENTS"). The Montehiedra
     Pari Passu Advance will be in an aggregate amount equal to the lesser of
     (i) $35,000,000 and (ii) nine (9) times the expected increase (based on executed leases) in net operating income as a result of the Expansion
     Improvements (or a lesser amount requested by borrower). The Montehiedra
     Pari Passu Advance is required to be pari passu in right of payment with the Montehiedra Town Center Loan.

     The Montehiedra Pari Passu Advance is required to have a fixed rate of interest and be coterminous with the Montehiedra Town Center Loan. The Pari
     Passu Advance Lender is required to enter into a co-lender agreement with the lender that is reasonably acceptable to the lender and the Pari Passu
     Advance Lender in their respective good faith business judgment, which provides, among other things, for pro rata payments and acceptable control and cooperation provisions; it being understood that control of servicing, consents, approvals, foreclosure, workout and/or other disposition and/or realization of the Montehiedra Town Center Loan must be vested in the holder of the Montehiedra Town Center Loan.

     The borrower's right to receive the Montehiedra Pari Passu Advance is subject to, among others, the satisfaction of the following conditions: (a)
     no event of default shall have occurred and be continuing on the funding date of the Montehiedra Pari Passu Advance, (b) the borrower has delivered evidence reasonably satisfactory to the lender that all of the Expansion
     Improvements have been constructed, improved and completed in compliance with all applicable legal requirements, (c) the lender has received estoppel letters from tenants occupying, in the aggregate, not less than
     75% of the aggregate rentable square feet in the Expansion Improvements and paying, in the aggregate, not less than 75% of the rent generated pursuant to leases for the Expansion Improvements, (d) at the time of the
     Montehiedra Pari Passu Advance, the debt service coverage ratio for the
     Expansion Parcel is not less than 1.60x (however, if this condition is not satisfied but all other conditions are satisfied, then the amount of the
     Montehiedra Pari Passu Advance will be reduced to the maximum amount satisfying this condition), (e) the debt service coverage ratio for the
     Montehiedra Town Center Property (including the Expansion Parcel) is not less than 1.50x (however, if this condition is not satisfied but all other conditions are satisfied, then the amount of the Montehiedra Pari Passu
     Advance will be reduced to the maximum amount

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -66-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - MONTEHIEDRA TOWN CENTER
--------------------------------------------------------------------------------

     satisfying this condition), (f) the Montehiedra Pari Passu Advance does not exceed 75% of the appraised value of the Expansion Parcel and improvements, and (g) aggregate loan-to-value ratio of the Montehiedra Town Center Loan and the Montehiedra Pari Passu Advance does not exceed 79%.

o    TERRORISM INSURANCE. The loan documents require the borrowers to maintain
     "all-risk" insurance, providing coverage for terrorism in an amount equal to the full replacement cost of the Montehiedra Town Center Property as well as business interruption insurance covering the 24-month period from the occurrence of a casualty until restoration (plus an extended period of indemnity for 12 months after restoration). The borrower must maintain such coverage to the extent that such coverage is commercially available for an annual premium of $50,000 or less (or such coverage as is available for such amount and acceptable to the lender). See "Risk Factors--Risks Related to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance
     Coverage on the Mortgaged Properties May Adversely Affect Payments on Your
     Certificates" in the Prospectus Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -67-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - THE STRIP
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -68-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - THE STRIP
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -69-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - THE STRIP
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                         North Canton, Ohio
Property Type                                                             Retail
Size (sf)                                                                782,611
Percentage Leased as of March 31, 2006                                      100%
Year Built                                                             1996-2003
Appraisal Value                                                     $116,300,000
Underwritten Occupancy                                                     96.8%
Underwritten Revenues                                                $10,220,470
Underwritten Total Expenses                                           $2,317,075
Underwritten Net Operating Income (NOI)                               $7,903,395
Underwritten Net Cash Flow (NCF)                                      $7,697,668

                            MORTGAGE LOAN INFORMATION

Originator                                                                 GSCMC
Cut-off Date Principal Balance                                       $92,328,510
Cut-off Date Principal Balance PSF/Unit                                  $117.97
Percentage of Initial Mortgage Pool Balance                                 2.6%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                            5.8390%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Cut-off Date LTV Ratio                                                     79.4%
LTV Ratio at Maturity                                                      67.2%
Underwritten DSCR on NOI                                                   1.21x
Underwritten DSCR on NCF                                                   1.18x

o    THE LOAN. The mortgage loan ("THE STRIP LOAN") is evidenced by a note in the original principal amount of $92,600,000 and is secured by a first mortgage encumbering a class A anchored retail center located in North
     Canton, Ohio ("THE STRIP PROPERTY"). The Strip Loan was originated by
     Goldman Sachs Commercial Mortgage Capital, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company. The Strip Loan was originated on April 5, 2006 and represents approximately 2.6% of the initial mortgage pool balance. The note evidencing The Strip Loan had an original balance of
     $92,600,000, has an outstanding principal balance as of the cut-off date of
     $92,328,510 and an interest rate of 5.839%. The proceeds of The Strip Loan were used to refinance existing debt on The Strip Property.

     The Strip Loan has an initial term of 120 months and has a remaining term of 117 months. The Strip Loan amortizes based on a 360-month amortization schedule. The scheduled maturity date is the payment date in April 2016.
     Voluntary prepayment of The Strip Loan is prohibited until the payment date in October 2015. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United
     States of America is permitted at any time after the second anniversary of the securitization closing date.

o    THE PROPERTY. The Strip Property is a 782,611 sf anchored retail center located in North Canton, Ohio. The Strip Property was constructed by Robert
     Stark in 1996-2003 and covers approximately 96 acres. The Strip Property is
     100% occupied with major tenants including Wal-Mart (149,429 sf), Lowe's
     (130,497 sf), Giant Eagle (90,854 sf) and approximately 30 other nationally recognized big box retailers including Best Buy, Borders and Bed, Bath &
     Beyond. For year end 2005, sales for Bed, Bath & Beyond and Marshalls are
     $253 psf and $180 psf respectively. Occupancy costs at this sales level would be approximately 6.5% and 9.4% for Bed, Bath & Beyond and Marshalls,
     respectively. For year end 2005, sales for Old Navy were $562 psf with occupancy costs of approximately 3.6%. For trailing twelve months as of
     November 2005, sales for Giant Eagle were $352 psf with occupancy costs of approximately 3.6%. For year end 2005, sales for Cinemark were $442,974 per screen. The Strip Property is 14 miles south of the Akron CBD and four miles north of the Canton CBD. According to the appraisal, the
     Canton-Massillon MSA has a population of 408,707 and there are approximately 106,247 people within a 5-mile radius of The Strip Property.
     The average household income within the 5-mile radius is approximately
     $73,784.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -70-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - THE STRIP
--------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at The Strip Property:

      TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                  % OF TOTAL     ANNUALIZED
                               CREDIT RATING                       ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                              (FITCH/MOODY'S/   TENANT    % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT      LEASE
        TENANT NAME              S&P) (1)        NRSF     NRSF     BASE RENT      BASE RENT       (PER NRSF)   EXPIRATION
---------------------------   ---------------   -------   -----   ------------   ------------   ------------   ----------

Cinemark USA (Tinseltown)        NR/Caa1/B+      66,338     8.5%   $  916,791        10.7%         $13.82       8/1/2017
Giant Eagle                       NR/NR/NR       90,854    11.6       844,942         9.9          $ 9.30       12/1/2016
Best Buy Stores                BBB+/Baa2/BBB     42,496     5.4       808,699         9.5          $19.03       1/1/2021
Wal-Mart                         AA/Aa2/AA      149,429    19.1       763,582         8.9          $ 5.11      10/25/2016
Lowe's                            A+/A2/A+      130,497    16.7       759,493         8.9          $ 5.82       11/1/2016
Borders                           NR/NR/NR       30,000     3.8       549,900         6.4          $18.33       10/1/2011
Bed, Bath & Beyond               NR/NR/BBB       40,000     5.1       484,000         5.7          $12.10       2/1/2012
Marshalls                         NR/A3/A        32,946     4.2       441,476         5.2          $13.40       11/1/2009
Sofa Express                      NR/NR/NR       26,625     3.4       371,951         4.3          $13.97       7/1/2007
Babies R Us                     CCC/Caa2/B-      42,296     5.4       359,939         4.2          $ 8.51       11/1/2011
                                                -------   -----    ----------       -----          ------
TEN LARGEST OWNED TENANTS                       651,481    83.2%   $6,300,773        73.6%         $ 9.67
Remaining Owned Tenants(2)                      131,130    16.8     2,254,393        26.4          $17.19
Vacant Spaces (Owned Space)                           0     0.0             0         0.0          $ 0.00
                                                -------   -----    ----------       -----          ------
TOTAL ALL OWNED TENANTS(2)                      782,611   100.0%   $8,555,166       100.0%         $10.93
                                                =======   =====    ==========       =====          ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Includes ground rent attributable to eight ground leases.

     The following table presents certain information relating to the lease rollover schedule at The Strip Property:

                          LEASE EXPIRATION SCHEDULE (1)

                                                                                   % OF TOTAL     ANNUALIZED
                                                                    ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                           EXPIRING      % OF      CUMULATIVE OF   UNDERWRITTEN   UNDERWRITTEN    BASE RENT
YEAR ENDING DECEMBER 31,     NRSF     TOTAL NRSF     TOTAL NRSF    BASE RENT(2)    BASE RENT      (PER NRSF)
------------------------   --------   ----------   -------------   ------------   ------------   ------------

2006                              0       0.0%          0.0%        $        0         0.0%         $ 0.00
2007                         55,445       7.1           7.1%           986,248        11.5          $17.79
2008                         25,000       3.2          10.3%           323,000         3.8          $12.92
2009                         37,531       4.8          15.1%           690,184         8.1          $18.39
2010                          6,700       0.9          15.9%           115,709         1.4          $17.27
2011                         72,296       9.2          25.2%           909,839        10.6          $12.58
2012                         47,500       6.1          31.2%           634,000         7.4          $13.35
2013                          9,500       1.2          32.5%           198,125         2.3          $20.86
2014                              0       0.0          32.5%                 0         0.0          $ 0.00
2015                              0       0.0          32.5%                 0         0.0          $ 0.00
2016 & thereafter           528,639      67.5         100.0%         4,698,061        54.9          $ 8.89
Vacant                            0       0.0         100.0%                 0         0.0          $ 0.00
                            -------     -----                       ----------       -----          ------
TOTAL                       782,611     100.0%                      $8,555,166       100.0%         $10.93
                            =======     =====                       ==========       =====          ======

(1)  Calculated based on approximate square footage occupied by each tenant.

(2)  Includes ground rent attributable to eight ground leases.

o    THE BORROWER. The borrower is The Strip Delaware LLC, a single-purpose, single-asset entity. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of The Strip
     Loan. The borrower is indirectly owned by 540 Investment Company Limited
     Partnership ("540 PARTNERSHIP") and Stark Family Holdings, LLC ("STARK"),
     which are the guarantors of the non-recourse carve-outs under The Strip
     Loan.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -71-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - THE STRIP
--------------------------------------------------------------------------------

o    ESCROWS. At origination, the borrower deposited $388,361 into a lease escrow reserve account in connection with a dispute between tenant Giant
     Eagle and the borrower regarding historical reimbursement charges. The reserve will be released when the lender receives, among other things, a letter of estoppel from Giant Eagle that the dispute has been settled and resolved. In addition, the loan documents provide for certain escrows for certain replacements or repairs to The Strip Property required to be made by the borrower, when such replacements or repairs are not made within the specified repair period. The loan documents also provide for certain escrows of taxes and insurance if the borrower fails to deliver evidence of payment of the taxes and insurance and tenant termination fees if such fees are paid in connection with the cancellation or termination of any lease.

o    LOCK BOX AND CASH MANAGEMENT. The Strip Loan contains a springing lock box.
     Upon the occurrence of a Strip Lockbox Event, the borrower will be required to (a) direct the tenants to pay their rents directly to a lender-controlled lockbox account and (b) deposit all operating income paid to or received directly by the borrower (other than tenant security deposits required to be held in escrow accounts) into the lockbox account within one business day after receipt. Unless an event of default under the loan documents has occurred, all funds in the lockbox account after payment of the monthly debt service payment, any required reserves and budgeted operating expense will be swept to a borrower controlled account. After the occurrence and during the continuation of an event of default, all amounts in the lockbox account will be held as additional collateral for The Strip
     Loan. A "STRIP LOCKBOX EVENT" means (i) an event of default under the loan documents, (ii) a KeyBank Event or (iii) the commencement of a Strip Sweep
     Period. A "KEYBANK EVENT" is (A) the existence of an event of default under certain loan agreements between the 540 Partnership and Stark and KeyBank
     National Association ("KEYBANK"), under which they have each pledged their right to economic distributions from their respective subsidiary, and (B) a change of control of Stark or 540 Partnership wholly or partly in satisfaction of their respective KeyBank loan to any person other than
     KeyBank or any other institutional lender and the new controlling person of either Stark or 540 Partnership has not obtained approval by the lender. A
     "STRIP SWEEP PERIOD" is a period from and after the 1st day of the quarter following the quarter during which the net operating income was less than
     $6,567,695 on an annualized basis, until the last day of the 2nd of any two consecutive quarters thereafter during each of which quarter the net operating income was equal to or greater than $6,567,695 on an annualized basis.

o    PROPERTY MANAGEMENT. The Strip Property is currently managed by Robert L.
     Stark Enterprises, Inc., an affiliate of the borrower, pursuant to a management agreement. The lender may cause The Strip Borrower to terminate the management agreement during the continuance of an event of default under the loan documents, within ninety (90) days after lender has acquired title to the property through foreclosure or other similar transaction, during the continuance of a default by manager under the management agreement if the default would result in a material adverse effect on the value of the property, or in the event of certain insolvency events with respect to the manager. The contractual management fee is equal to 5% of the gross amount of payments due as base rent, overage rent or percentage rent, together with all monies derived from the parking facilities of The
     Strip Property. In addition, the leasing fee for all leases of 20,000 sf or less is 6% of the first $1,500,000 of fixed minimum rent and 4% thereafter required to be paid pursuant to each such lease; for all leases between
     20,000 and 50,000 sf, the leasing fee is $4.00 psf; and for all leases in excess of 50,000 sf, the leasing fee is $3.50 psf.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted. However, each of
     Stark and 540 Partnership have revolving loans with KeyBank. Neither Stark nor 540 Partnership are permitted to pledge their interests in the borrower to secure this debt.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -72-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - THE STRIP
--------------------------------------------------------------------------------

o    TERRORISM INSURANCE. The loan documents require that the commercial property and business income and extra expense insurance policies required to be maintained by borrower provide coverage for perils of terrorism and acts of terrorism in an amount equal to 100% of the replacement cost of The
     Strip Property and 100% of the projected gross income from The Strip
     Property for a period of 18 months, plus an extended period of indemnity for 18 months after restoration. The borrower is permitted to maintain such coverage through a blanket policy provided the blanket policy in each case provides not less than the protection that would be provided under separate policies covering only The Strip Property. See "Risk Factors--Risks Related to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance
     Coverage on the Mortgaged Properties May Adversely Affect Payments on Your
     Certificates" in the Prospectus Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -73-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JOHNSON MEDICAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -74-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JOHNSON MEDICAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -75-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JOHNSON MEDICAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           13
Location (City/State)                                                    Various
Property Type                                                             Office
Size (sf)                                                                787,586
Percentage Leased as of May 23, 2006                                        100%
Year Built                                                               Various
Appraisal Value                                                     $142,801,000
Underwritten Occupancy                                                     95.0%
Underwritten Revenues                                                $15,109,542
Underwritten Total Expenses                                           $5,081,726
Underwritten Net Operating Income (NOI)                              $10,027,816
Underwritten Net Cash Flow (NCF)                                      $9,477,268

                            MORTGAGE LOAN INFORMATION

Originator                                                                 GSCMC
Cut-off Date Principal Balance                                       $91,730,000
Cut-off Date Principal Balance PSF/Unit                                  $116.47
Percentage of Initial Mortgage Pool Balance                                 2.5%
Number of Mortgage Loans                                                       1
Type of Security                                            Fee Simple/Leasehold
Mortgage Rate                                                              6.02%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     64.2%
LTV Ratio at Maturity                                                      64.2%
Underwritten DSCR on NOI                                                   1.79x
Underwritten DSCR on NCF                                                   1.69x

o    THE LOAN. The mortgage loan (the "JOHNSON MEDICAL OFFICE PORTFOLIO LOAN")
     is evidenced by a note in the original principal amount of $91,730,000 and is secured by first mortgages encumbering thirteen medical office properties located in five states (the "JOHNSON MEDICAL OFFICE PORTFOLIO
     PROPERTIES"). The Johnson Medical Office Portfolio Loan was originated on
     May 31, 2006 by Goldman Sachs Commercial Mortgage Capital, L.P. and
     subsequently purchased by Goldman Sachs Mortgage Company. The Johnson
     Medical Office Portfolio Loan had an original principal balance and has a principal balance as of the cut-off date of $91,730,000 and an interest rate of 6.02%. The Johnson Medical Office Portfolio Loan represents approximately 2.5% of the initial mortgage pool balance. The proceeds of the Johnson Medical Office Portfolio Loan were used to refinance existing debt on the Johnson Medical Office Portfolio Properties.

     The Johnson Medical Office Portfolio Loan has an initial term of 120 months and has a remaining term of 119 months. The loan documents require payments of interest only during the term of the loan. The scheduled maturity date is the payment date in June 2016. Voluntary prepayment, in whole or in part, of the Johnson Medical Office Portfolio Loan is prohibited prior to the second anniversary of the securitization closing date, but permitted thereafter subject to a yield maintenance charge. Defeasance, in whole or in part, with United States government securities or certain other obligations backed by the full faith and credit of the United States of
     America is permitted at any time after the payment date in August 2008. See
     "Release of Collateral" below. Voluntary prepayment without payment of a yield maintenance charge or prepayment penalties permitted on each payment date after March 6, 2016.

o    THE PROPERTIES. The Johnson Medical Office Portfolio Properties consist of thirteen medical office properties located in five states Below is a description of the three largest loan properties by allocated loan amount.

     Sacred Heart Medical Office. Sacred Heart MOB is a Class A medical office building, consisting of 163,813 sf. Sacred Heart MOB serves as Sacred Heart
     Hospital's lobby, conference space and physicians offices. Sacred Heart
     Hospital was established in 1915 and is the dominant health care provider in Pensacola.

     Shelby Physicians Center. Shelby Physicians Center is a Class A medical office building consisting of 73,226 sf. The Shelby Physicians Center is primarily leased to the Baptist Health System. The System's major use in the building is an outpatient surgery center. The remaining portion of the building is leased to four physicians, with specialties including surgical,
     ENT and Urology.

     Cullman Medical Office I. Cullman Medical Office I is a Class A medical office building consisting of 80,478 sf. Cullman Medical Office I is primarily leased to Cullman Regional Medical Center. Cullman Regional

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -76-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JOHNSON MEDICAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

     Medical Center maintains an approximate 72% market share in its primary service area. The remaining portion of the building is home to the Cullman
     Pain Center, with specialties including primary care, surgery, pediatrics,
     ENT and a Urology group. Cullman Regional Medical Center is part of the
     Baptist Health System.

     The following table presents certain information relating to the Johnson
     Medical Office Portfolio Properties.

                                                                                         YEAR    SQUARE
         PROPERTY NAME             CITY        STATE            ALLOCATED LOAN AMOUNT   BUILT     FEET
------------------------------   -----------   --------------   ---------------------   -----   -------

Sacred Heart MOB                 Pensacola     Florida               $17,280,000         1999   163,813
Shelby Physicians Center         Alabaster     Alabama                 9,300,000         2003    73,226
Cullman MOB I                    Cullman       Alabama                 9,110,000         1993    80,478
Physicians Medical Plaza         Crestview     Florida                 8,636,000         2001    71,704
Cullman MOB II                   Cullman       Alabama                 8,632,000         1997    71,280
Wesley Medical Plaza             Hattiesburg   Mississippi             7,406,000         2003    41,884
Emerald Coast Physicians Plaza   Destin        Florida                 6,840,000         2003    55,602
Coosa Valley Medical Plaza       Sylacauga     Alabama                 5,440,000         1999    42,774
Kingsport Medical Office Plaza   Kingsport     Tennessee               5,242,000         2004    56,648
Carolina Medical Plaza           Columbia      South Carolina          4,300,000         2000    40,466
The Women's Pavilion             Huntsville    Alabama                 4,234,000         2003    47,596
Coastal Carolina Medical Plaza   Hardeeville   South Carolina          3,330,000         2004    27,565
Family Medicine South            Pelham        Alabama                 1,980,000         1999    14,550
                                                                     -----------                -------
TOTAL / AVERAGE PORTFOLIO                                            $91,730,000                787,586
                                                                     ===========                =======

                                                                                                    GROUND LEASE   FULLY EXTENDED
         PROPERTY NAME           OCCUPANCY     SYSTEM AFFILIATION              OWNERSHIP INTEREST      EXPIRY            EXPIRY
------------------------------   ---------   -------------------------------   ------------------   ------------   --------------

Sacred Heart MOB                   100.0%    Ascension                         Leasehold             8/1/2050          8/1/2060
Shelby Physicians Center           100.0     Baptist                           Leasehold             3/28/2054        3/28/2074
Cullman MOB I                      100.0     Baptist Health System             Leasehold             2/28/2093        2/28/2093
Physicians Medical Plaza           100.0     Community Health Systems          Fee Simple               N/A              N/A
Cullman MOB II                     100.0     Baptist Health System             Leasehold             1/2/2096          1/2/2096
Wesley Medical Plaza               100.0     Triad Hospitals Inc.              Leasehold             2/19/2102        2/19/2102
Emerald Coast Physicians Plaza     100.0     Ascension                         Leasehold             11/1/2078        11/1/2088
Coosa Valley Medical Plaza         100.0     Baptist Health System             Leasehold             4/13/2049        4/13/2059
Kingsport Medical Office Plaza     100.0     Wellmont Health System            Leasehold             4/27/2070        4/27/2090
Carolina Medical Plaza             100.0     Palmetto Health Alliance          Fee Simple               N/A              N/A
The Women's Pavilion               100.0     Huntsville Healthcare Authority   Leasehold (Condo)    12/20/2057       12/20/2067
Coastal Carolina Medical Plaza     100.0     Lifepoint Hospitals, Inc.         Leasehold             3/18/2064        3/18/2094
Family Medicine South              100.0     Tenet                             Leasehold            11/15/2023       11/15/2043
                                   -----
TOTAL / AVERAGE PORTFOLIO          100.0%

     The following table presents certain information relating to the major tenants at the Johnson Medical Office Portfolio Properties:

      TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                        CREDIT RATING                      % OF   ANNUALIZED UNDERWRITTEN
          TENANT NAME             (FITCH/MOODY'S/S&P) (1)   TENANT NRSF    NRSF           BASE RENT
-------------------------------   -----------------------   -----------   -----   -----------------------

Baptist Health System                    NR/NR/NR                90,289    11.5%        $ 1,639,654
Sacred Heart Hospital                    NR/NR/NR               114,060    14.5           1,260,621
Cullman Regional Medical Center          NR/NR/NR                88,693    11.3           1,244,467
Nemours Children - Pensacola             NR/NR/NR                76,817     9.8             949,458
Hattiesburg Ambulatory Surgery           NR/NR/NR                14,258     1.8             434,014
Huntsville Hospital                      NR/NR/NR                34,358     4.4             416,623
Wesley Health Systems                    BB-/B2/BB               27,626     3.5             407,233
Crestview Hospital Corporation           NR/NR/BB-               17,650     2.2             340,998
Holston Medical Group                    NR/NR/NR                22,936     2.9             339,912
Cullman Internal Medicine                NR/NR/NR                15,210     1.9             316,520
                                                                -------   -----         -----------
TEN LARGEST TENANTS                                             501,897    63.7%        $ 7,349,498
   Remaining Tenants                                            285,689    36.3           4,741,319
   Vacant                                                             0     0.0                   0
                                                                -------   -----         -----------
TOTAL ALL TENANTS                                               787,586   100.0%        $12,090,817
                                                                =======   =====         ===========

                                                           ANNUALIZED UNDERWRITTEN
                                   % OF TOTAL ANNUALIZED          BASE RENT
          TENANT NAME             UNDERWRITTEN BASE RENT         ($ PER NRSF)        LEASE EXPIRATION
-------------------------------   ----------------------   -----------------------   ----------------

Baptist Health System                      13.6%                    $18.16                  (2)
Sacred Heart Hospital                      10.4                     $11.05                  (3)
Cullman Regional Medical Center            10.3                     $14.03                  (4)
Nemours Children - Pensacola                7.9                     $12.36               3/1/2015
Hattiesburg Ambulatory Surgery              3.6                     $30.44               11/1/2018
Huntsville Hospital                         3.4                     $12.13              11/30/2018
Wesley Health Systems                       3.4                     $14.74               10/1/2015
Crestview Hospital Corporation              2.8                     $19.32               3/1/2013
Holston Medical Group                       2.8                     $14.82               8/1/2014
Cullman Internal Medicine                   2.6                     $20.81               8/1/2012
                                          -----                     ------
TEN LARGEST TENANTS                        60.8%                    $14.64
   Remaining Tenants                       39.2                     $16.60
   Vacant                                   0.0                     $ 0.00
                                          -----                     ------
TOTAL ALL TENANTS                         100.0%                    $15.35
                                          =====                     ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Baptist Health System has five leases with two leases expiring on 1/14/2013
     (27,613 sf), one lease expiring on 1/31/2015 (42,774 sf), one lease expiring on 5/31/2015 (1,612 sf) and one lease expiring on 1/14/2018
     (18,290 sf).

(3)  Sacred Heart Hospital has nine leases with one lease expiring on 5/31/2008
     (2,538 sf), three leases expiring on 3/1/2015 (9,454 sf), one lease expiring on 4/1/2015 (972 sf), one lease expiring on 5/14/2015 (1,685 sf), one lease expiring on 6/1/2015 (86,996 sf), one lease expiring on 9/1/2015
     (7,618 sf) and one lease expiring on 8/1/2018 (4,797 sf).

(4)  Cullman Regional has seven leases with one lease that is month-to-month
     (664 sf), one lease expiring on 4/1/2008 (7,094 sf), two leases expiring on
     8/1/2009 (7,468 sf), one lease expiring on 8/1/2012 (4,602 sf), one lease expiring on 2/1/2015 (40,981 sf) and one lease expiring on 4/1/2023 (27,884
     sf).

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -77-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JOHNSON MEDICAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

     The following table presents certain information relating to the lease rollover schedule at the Johnson Medical Office Portfolio Properties:

                          LEASE EXPIRATION SCHEDULE (1)

                                                                                                   % OF TOTAL      ANNUALIZED
                                                                                                   ANNUALIZED     UNDERWRITTEN
                                                          CUMULATIVE OF  ANNUALIZED UNDERWRITTEN  UNDERWRITTEN  BASE RENT ($ PER
YEAR ENDING DECEMBER 31,  EXPIRING NRSF  % OF TOTAL NRSF   TOTAL NRSF           BASE RENT           BASE RENT         NRSF)
------------------------  -------------  ---------------  -------------  -----------------------  ------------  ----------------

2006                             664            0.1%            0.1%           $    13,293             0.1%          $20.02
2007                           3,986            0.5             0.6%                93,406             0.8           $23.43
2008                          12,432            1.6             2.2%               231,067             1.9           $18.59
2009                          41,931            5.3             7.5%               823,691             6.8           $19.64
2010                          40,466            5.1            12.6%               823,305             6.8           $20.35
2011                          54,054            6.9            19.5%               658,378             5.4           $12.18
2012                          36,302            4.6            24.1%               755,445             6.2           $20.81
2013                          91,200           11.6            35.7%             1,790,134            14.8           $19.63
2014                          67,876            8.6            44.3%               955,952             7.9           $14.08
2015                         303,379           38.5            82.8%             3,732,930            30.9           $12.30
2016 & Thereafter            135,296           17.2           100.0%             2,213,217            18.3           $16.36
Vacant                             0            0.0           100.0%                     0             0.0           $ 0.00
                             -------          -----                            -----------           -----           ------
TOTAL                        787,586          100.0%                           $12,090,817           100.0%          $15.35
                             =======          =====                            ===========           =====           ======

(1)  Calculated based on approximate square footage occupied by each tenant.

     Each of the Johnson Medical Office Portfolio Properties is leased in whole or in part by the affiliated hospital (the "MASTER LEASED SPACE"). The
     Master Leased Space accounts for approximately 64.4% of the total net rentable square footage of the Johnson Medical Office Portfolio Properties.
     The Master Leased Space may be wholly or partially occupied by the hospital itself, partially sub-leased to affiliated health care providers, and/or partially held vacant for future medical users deemed complementary to the hospital operation by the affiliated hospital in its sole discretion. The borrowers have no approval rights with respect to sub-leases entered into by the hospital for the Master Leased Space, and the borrowers are not provided with copies of any such lease agreements. However, the hospital is obligated to pay rent on the full amount of the Master Leased Space through the respective lease term regardless of the specific uses or levels of occupancy of the Master Leased Space.

o    THE BORROWERS. The borrowers are HCP Carolina Medical Plaza MOB LLC,
     Coastal Carolina MOB LLC, HCP Coosa MOB LLC, Cullman POB Partners I LLC,
     Cullman POB II LLC, Emerald Coast MOB LLC, HCP Family Medicine South MOB
     LLC, Hattiesburg Med Building LLC, Huntsville MOB LLC, Kingsport MOB LLC,
     HCP Shelby MOB LLC, SHHMOB Pensacola LLC and Crestview Med Building LLC,
     each a single-purpose, single-asset entity. Legal counsel to the borrowers have delivered a non-consolidation opinion in connection with the origination of the Johnson Medical Office Portfolio Loan. The borrowers under the Johnson Medical Office Portfolio Loan are 85% directly owned by
     Health Care Property Investors Inc. and 15% directly owned by Johnson
     Development, L.L.C. Health Care Property Investors Inc. is the guarantor of the non-recourse carve-outs under the Johnson Medical Office Portfolio
     Loan.

o    ESCROWS. The loan documents provide for certain springing escrows for certain replacements or repairs to the Johnson Medical Office Portfolio
     Properties required to be made by the borrowers, when such replacements or repairs are not made within the specified repair period. The loan documents also provide for certain springing escrows of real estate taxes and insurance if the borrower fails to deliver evidence of payment thereof and an escrow for tenant cancellation or termination fees received.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -78-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JOHNSON MEDICAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

o    LOCK BOX AND CASH MANAGEMENT. The Johnson Medical Office Portfolio Loan
     requires a hard lock box, which is already in place. The loan documents require the borrowers to direct tenants to pay their rents directly to such lender controlled hard lockbox, which amounts are then swept into a borrower-controlled account, unless a Johnson Sweep Period or event of default under the loan documents exists. Upon the occurrence of an event of default under the loan documents or a Johnson Sweep Period, all funds in the lockbox account each month will be applied to pay the lockbox bank fees, the scheduled monthly debt service, all required reserves, one-twelfth of each annual ground lease payment, all budgeted operating expenses and capital expenditures into an account from which the borrower is permitted to withdraw unless an event of default has occurred, and then to a reserve account that the borrower is permitted to withdraw from unless an event of default has occurred. A "JOHNSON SWEEP PERIOD" means any period during the continuance of an event of default under the Johnson Medical
     Office Portfolio Loan and/or any period commencing as of the end of any fiscal quarter in which the net operating income for the previous fiscal quarter is less than $8,523,643.60 (85% of the adjusted net operating income) and terminating as of the last day of the first subsequent occurrence of two consecutive fiscal quarters in which the net operating income is equal to or greater than $8,523,643.60 (85% of the adjusted net operating income).

o    PROPERTY MANAGEMENT. The Johnson Medical Office Portfolio Properties are
     currently managed by Johnson Development, L.L.C., an Alabama limited liability company, pursuant to a management agreement. Under the loan documents, the property manager's fee for each of the Johnson Medical
     Office Portfolio Properties ranges from 4% to 5% of gross rental income for each such Johnson Medical Office Portfolio Property. The lender has the right to require the borrowers to replace any new manager if a monetary event of default has occurred and is continuing, the occurrence of certain insolvency events with respect to the manager, and/or such manager is in default under the related management agreement beyond any applicable notice and cure period. The property manager has subordinated its rights and fee to the liens of the mortgages.

o    GROUND LEASES. Ten of the thirteen properties (83.7% by allocated loan amount) are located on hospital campuses and eleven of the Johnson Medical
     Office Portfolio Properties (85.9% by allocated loan amount) are interests in the improvements only. These eleven properties are subject to ground leases as provided in the above table. Including all extensions, no ground lease expires before 2043. Each ground lease imposes certain use restrictions, generally limiting activities that directly compete with the affiliated hospitals and ensuring that the properties continue to be utilized as professional medical office facilities.

o    RELEASE OF COLLATERAL. The Johnson Medical Office Portfolio Loan permits the release of any or all of the properties after the second anniversary of the securitization closing date, subject to the satisfaction of certain conditions, including, among others: (i)(a) either the prepayment of the related allocated loan amount for the related property to be released together with the applicable yield maintenance charge or (b) the delivery of defeasance collateral in an amount sufficient to make all scheduled payments on the defeased note in the amount of the allocated loan amount for the mortgaged property being released; (ii) in the case of a prepayment as set forth in clause (i)(a), the debt-service coverage ratio for the trailing 12-month period, after giving effect to the partial prepayment, is equal to the greater of 1.69x and the debt-service coverage ratio for the
     Johnson Medical Office Portfolio Loan, giving effect to the partial prepayment and (iii) in the case of a defeasance as set forth in clause
     (i)(b), the rating agencies have confirmed that the partial defeasance will not result in the reduction, withdrawal or qualification of the then current ratings on the certificates.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -79-

GCCFC 2006-GG7

TEN LARGEST MORTGAGE LOANS - JOHNSON MEDICAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

o    TERRORISM INSURANCE. The borrower is required to obtain coverage for terrorism (either as part of its "all-risk" policy or as a separate policy)
     in an amount equal to 100% of the full replacement cost of the Johnson
     Medical Office Portfolio Properties and 12 months of projected gross income from the Johnson Medical Office Portfolio Properties plus a 12-month period after restoration until ordinary course operations have resumed to the extent such coverage (a) is then being required to be obtained by institutional lenders holding mortgage liens on properties of similar type and quality and in a similar location to the Johnson Medical Office
     Portfolio Properties, or (b) is otherwise available for an annual premium of (or the amount of coverage that can be purchased for) a specified premium for each property, which, in the aggregate, is $20,042, as adjusted annually based on the Consumer Price Index (and taking into account any governmental credits or subsidies). See "Risk Factors--Risks Related to the
     Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance
     Coverage on the Mortgaged Properties May Adversely Affect Payments on Your
     Certificates" in the Prospectus Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no. 333-131400) for the
offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -80-

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